EXHIBIT 10.38

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DRUG DISCOVERY RESEARCH, DEVELOPMENT AND

COMMERCIALIZATION AGREEMENT

BETWEEN

ELI LILLY AND COMPANY

AND

BIONTECH CELL & GENE THERAPIES GMBH

AND

BIONTECH AG

DATED AS OF

May 11, 2015

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DRUG DISCOVERY RESEARCH, DEVELOPMENT AND

COMMERCIALIZATION AGREEMENT

THIS DRUG DISCOVERY RESEARCH, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is made as of the 11th day of May 2015 (the “Effective Date”) by and between BioNTech Cell & Gene Therapies GmbH, having its principle place of business at An der Goldgrube 12, 55131 Mainz, Germany (“BCGT”), BioNTech AG having its principle place of business at An der Goldgrube 12, 55131 Mainz, Germany (“BioNTech”) and Eli Lilly and Company having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, USA (“Lilly”). BCGT, BioNTech and Lilly are sometimes individually referred to herein as a “Party” and collectively, as the “Parties”. Reference to BCGT, BioNTech and their respective Affiliates are sometimes referred to herein collectively as (“BioNTech Company(ies)”) and Lilly and its Affiliates are sometimes referred to herein collectively as (the “Lilly Company(ies)”).

RECITALS

A.

BCGT, a wholly owned Affiliate of BioNTech, is a drug discovery and development company that has expertise in immunotherapies and owns a number of technologies, know-how and patent rights relating to discovery of novel oncology targets, including a portfolio of validated tumor associated antigens and TCR technology for development of adoptive cell therapies.

B.

Lilly possesses research, development, manufacturing and commercialization expertise for the development and commercialization of pharmaceutical products for the treatment of human diseases or conditions including drug discovery in immunotherapies in the field of oncology.

C.

BCGT and Lilly desire to engage in a collaborative effort pursuant to which BCGT and Lilly will engage in a research and development program of functional TCRs and the major histocompatibility peptide complexes targeted by the TCRs as starting points for targeted immunotherapies for the treatment of non-small cell lung cancer and other potential therapies in cancer or otherwise in the future subject to the licenses grant contemplated herein.

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NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The following capitalized terms, when used in this Agreement, will have the meanings set forth in this Article. All terms defined in the singular will have the same meanings when used in the plural (and vice versa), unless otherwise specified. Further, the word “including” or any variation thereof means “including without limitation” and the word “including” or any variation thereof will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. All references to “days” in this Agreement will mean calendar days unless otherwise specified.

“Affiliate” means with respect to a Party, any Person during the Agreement Term, whether de jure or de facto, which directly or indirectly controls, is controlled by, or is under common control with such Party. Solely as used in this definition, the term “control” means (i) the ownership, directly or indirectly, beneficially or legally, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such Party or other Person, as applicable, or such other comparable ownership interest with respect to any Person that is not a corporation; or (ii) the possession, directly or indirectly of the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of a Party or such other Person, as applicable. Notwithstanding the foregoing, AT Impf GmbH, Am Rosenheimer Platz 6, 81669 Munich, Germany, and any Person controlled by AT Impf GmbH other than BioNTech or any Person controlled by BioNTech, shall not be Affiliates under this Agreement.

“Agreement Term” will have the meaning assigned to such term in Section 12.1.

“Background IP” [***]

“BioNTech Improvements” will have the meaning assigned to such term in Section 8.1(b)(i).

“BioNTech Products” will have the meaning assigned to such term in Section 7.3(a).

“BioNTech Sole Inventions” will have the meaning assigned to such term in Section 8.1(b)(iii).

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“Breaching Party” will have the meaning assigned to such term in Section 12.2(a).

“Calendar Quarter” means each of the consecutive three (3) month periods ending at midnight, Greenwich Mean Time, on the last day of March, June, September, or December, respectively; provided that the first (1st) Calendar Quarter under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Quarter in which the Effective Date is encompassed.

“Calendar Year” means a period starting on the first day of January and ending on the last day of December.

“Candidate Selection” means a Product that has successfully completed the set of pre-clinical experiments that Lilly determines (based on the practice that it consistently applies to its other products) is necessary for Lilly to commence GLP toxicology studies for such Product.

“Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand, including any investigation by a Governmental Authority.

“Collaboration IP” [***]

“Combination Product” means a Product or BioNTech Product incorporating two (2) or more therapeutically active ingredients, at least one of which is a Product or BioNTech Product. Notwithstanding the foregoing, ingredients or components other than active ingredients, including drug delivery vehicles, adjuvants, salts, and excipients, will not be deemed to be “therapeutically active ingredients,” and their presence will not be deemed to create a Combination Product.

“Compliance” shall mean the adherence by the Parties in all material respects to all applicable Laws and Party Specific Regulations, in each case with respect to the activities to be conducted under this Agreement.

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“Commercially Reasonable Efforts” or “CRE” means, with respect to particular objectives or tasks (including, the Prosecution of Patents as described in Article 8) of a Party, that level of efforts and resources required to carry out a particular task or obligation in an active and sustained manner, consistent with the general practice followed by such Party in the exercise of its reasonable business discretion relating to other pharmaceutical products owned by it, or to which it has exclusive rights, in the case of Platform Products, (or to which it has nonexclusive rights, in the case of Non-Platform Products), which are of similar market potential at a similar stage in their development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of products in development and in the marketplace, supply chain management considerations, the proprietary position of the therapy or product, the regulatory structure involved, the profitability of the applicable products (including, without limitation, pricing and reimbursement status achieved), and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors.

“Companion Diagnostic” means Diagnostic products to be used as an aid in assessing patients eligible for certain drug-based treatments.

“Confidential Information” will have the meaning assigned to such term in Section 9.1.

“Control,” “Controls,” “Controlled” or “Controlling” means, with respect to a subject item, the ability of a Person, whether arising by ownership, possession or pursuant to a license or sublicense, to grant the licenses or sublicenses to another Person with respect to such subject item, as provided in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party, provided that any subject item in-licensed by any BioNTech Company or Lilly Company from any Third Party pursuant to a license or sublicense entered into following the Effective Date of this Agreement shall only be deemed “Controlled” by such BioNTech Company or Lilly Company if the Party that wishes to use such subject item agrees to reimburse to the relevant in-licensing BioNTech Company or Lilly Company [***] of the payments due by such BioNTech Company or Lilly Company towards the Third Party licensor or sublicensor but only to the extent such payments are due because of such use under this Agreement.

“Cover” will have the meaning assigned to such term in Section 6.7(c) and 7.3(d).

“Development Program” will have the meaning assigned to such term in Section 4.1

“Development Plan” will have the meaning assigned to such term in Section 4.2.

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“Diagnostic” means an assay intended for use in the disease treatment selection/prediction, including a determination of the state of health, in order to cure, or treat diseases or sequelae, but excluding any such assays Controlled by BioNTech Companies as of the Effective Date other than the TCR-Typer® Kit.

“Directed To” means, with regard to an Immunotherapy or Product, that such Immunotherapy or Product [***] a Target. [***].

“Dispute” will have the meaning assigned to such term in Section 14.2.

“Effective Date” will have the meaning assigned to such term in the Preamble of this Agreement.

“Ex-Affiliate” means a Person that during the Agreement Term was, at one point, an Affiliate under this Agreement but due to a change of control event is no longer an Affiliate under this Agreement.

“EMA” means the European Medicines Agency, or any successor entity thereto.

“Executive Officers” will have the meaning assigned to such term in Section 14.2.

“Existing Targets” means any Target determined, in good faith, as described below to be an “Existing Target” by the Parties based on the Existing Target Evidence. “Existing Target Evidence” means competent and reliable documented evidence that exists as of the Effective Date (either via publicly available documentation or laboratory documentation Controlled by BioNTech Companies) that documents all of the following characteristics of such Target: [***]to the specific MHC peptide complex identified in (2) above.    At any time during the Research Program, either Party may request, in writing, to the other Party [***]

“Exploit”, “Exploits”, “Exploited”, “Exploiting” or “Exploitation” means to research, develop, make, have made, use, sell, offer for sale, commercialize, manufacture, have manufactured, export, import and/or conduct any or all activities related to the foregoing.

“FDA” means the U.S. Food and Drug Administration, or any successor entity thereto.

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“Field” means any and all uses, indications and purposes, including, without limitation, diagnostic, prophylactic, and therapeutic uses, in mammalians, including humans.

“First Dosing in Phase I” means the date on which the first human subject is dosed in accordance with cGCP or GCP in a Phase I study conducted, in the case of a Product by or on behalf of Lilly to determine the metabolic and pharmacological effects of such Product, as exemplified in U.S. 21 C.F.R § 312.21(a) and in Section 3.1.3.1 of ICH Topic E8 (GENERAL CONSIDERATIONS FOR CLINICAL TRIALS).

“First Dosing in Phase II” means the date of which the first human subject is dosed in accordance with cGCP or GCP in a clinical development program encompassing pilot clinical trials of a Product in the relevant human patient population for the purpose of determining the safe and effective dose range for the proposed therapeutic indication of the Product and other characteristics of safety and efficacy, as exemplified in U.S. 21 C.F.R § 312.21(b) and in Section 3.1.3.2 of ICH Topic E8 (GENERAL CONSIDERATIONS FOR CLINICAL TRIALS).

“First Dosing in Phase III” means the date the first human subject is dosed in a large scale human Phase III clinical trial that is conducted in accordance with cGCP or GCP to achieve a statistically significant level of efficacy and level of safety for the indication tested and required to obtain registration of the Product and otherwise satisfy requirements of U.S. 21 CFR 312.21(c) and in Section 3.1.3.3 of ICH Topic E8 (GENERAL CONSIDERATIONS FOR CLINICAL TRIALS).

“FTE” means a full-time equivalent scientific employee with expertise in pharmaceutical product research and such other qualifications and education as outlined in the Research Plan doing work that is directly related to work set forth under the Research Program and specifically excluding any managerial, secretarial, clerical and administrative activities.

“GAAP” will have the meaning assigned to such term in the definition of “Net Sales” set forth below.

“Good Clinical Practice(s)” or “cGCP/GCP” means the international ethical and scientific quality guidelines prepared under the auspices of the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use for the design, conduct, performance, monitoring, recording, auditing, analysis, and reporting of clinical trials which are designed to provide assurance that the data and reported results from such clinical trials are

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credible and accurate, and that trial subject’s rights, integritiy and confidentiality are protected. Such guidelines include the U.S. Code of Federal Regulations (CFR) Title 21, ICH GCP Guidelines E6(R1), current step 4 version, dated 10 June 1996, as amended from time to time, national legislation implementing European Community Directive 2001/20/EC of 4 April 2001 on the approximation of the laws, regulations and administrative provisions of the Member States of the European Union relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, European Community Directive 2005/28/EC of 8 April 2005 laying down principles and detailed guidelines for good clinical practice as regards to investigational medicinal products for human use.

“Good Laboratory Practice(s)” or “GLP” is a quality system concerned with the organisational process and the conditions under which non-clinical health and environmental safety studies are planned, performed, monitored, recorded, archived and reported. GLP means the current good laboratory practices applicable to the development of a pharmaceutical product in the Field under applicable Law, to the extent such standards are not less stringent than the U.S. current good laboratory practices, including 21 C.F.R. Part 58, including national legislation implementing European Community Directive 2004/9/EC of 11 February 2004 on the inspection and verification of good laboratory practice (GLP) as amended and European Community Directive 2004/10/EC of 11 February 2004 on the harmonization of laws, regulations and administrative provisions relating to the application of the principles of good laboratory practice and the verification of their applications for tests on chemical substances as amended, OECD Series on Principles of Good Laboratory Practice and Compliance Monitoring.

“Good Manufacturing Practice(s)” or “cGMP/GMP” means the regulatory requirements for current good manufacturing practices for pharmaceuticals promulgated by the FDA, as the same may be amended from time to time, and such standards of good manufacturing practice as are required by the regulatory authorities of the EU and other organizations and Governmental Authorities in countries in which the applicable Product is intended to be manufactured or sold, to the extent such standards are not less stringent than United States cGMP. Such regulations include the CFR Title 21, ICH GMP Guidelines Q7, current step 4 version, dated 10 November 2000, as amended from time to time, national legislation implementing European Community Directive 91/356/EEC of 13 June 1991 laying down the principles and guidelines of good manufacturing practice for medicinal products for human use as amended by European Community Directives 2003/94/EC, the Rules Governing Medicinal Products in the European Community, Volume 4, including annexes.

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“Good Research Practices” or “GRP” or “cGRP” means the compiled set of shared research quality standards defining how Lilly’s research laboratories conduct good science for non-regulated work as set forth on the attached Schedule 1.

“Governmental Approval” means all approvals, licenses, registrations or authorizations by a Governmental Authority and necessary for the use, manufacture or sale of a compound or pharmaceutical product (including any applicable pricing, final labeling and reimbursement approvals of such Governmental Authority), including any Marketing Authorization Approval.

“Governmental Authority” means any court, tribunal, arbitrator, regulatory agency, legislative body, department, bureau, commission, official or other instrumentality of (a) any national, federal, state, provincial, county, city or other political subdivision government, including the FDA and (b) any supranational body.

“Government or Public Official” will have the meaning assigned to such term in Section 13.6.

“IND” means any investigational new drug application filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND will include, to the extent applicable, any comparable filing(s) outside the U.S. (such as a Clinical Trial Application (CTA) in the European Union).

“Internal Compliance Codes” shall mean a Party’s internal policies and procedures intended to ensure that a Party complies with applicable Laws, Party Specific Regulations, and such Party’s internal ethical, medical and similar standards.

“Investment Agreement” means that certain Investment Agreement concluded between BCGT, BioNTech and Eli Lilly Nederland B.V. on or around May 11, 2015.

“Immunotherapy” means any immune response therapy including [***]

“Joint Collaboration IP” will have the meaning assigned to such term in Section 8.1(b)(iv).

“Joint Steering Committee” or “JSC” will have the meaning assigned to such term in Section 2.2.

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“Know-How” means all technical information, techniques, data, database rights, discoveries, inventions, practices, methods, knowledge, skill, experience, test data or information necessary or reasonably useful for the Exploitation of Products, Personalized TCR Therapy, Personalized RNA Therapy and/or Target.

“Laws” means all laws, statutes, rules, regulations (including current Good Manufacturing Practice regulations as specified in 21 C.F.R. §§210 and 211; IND application regulations at 21 C.F.R. § 312; regulations at 21 C.F.R. § 314; relevant provisions of the Federal Food, Drug and Cosmetic Act, and other laws and regulations enforced by the FDA and/or the EMA), ordinances, decrees, injunctions, orders, judgments, permits licenses and other pronouncements having the binding effect of law of any Governmental Authority.

“Lead Critical Success Factors” means those factors mutually agreed upon by BCGT and Lilly in the Research Plan. [***]

“Lead Data Package” means the data package for a TCR and its associated Target (as further described in the Research Plan) that meets the Lead Critical Success Factors, which includes, without limitation, all data reasonably useful or necessary for Lilly to evaluate said Target to determine whether it will elect to select such Target as a Selected Target pursuant to Section 3.10 of this Agreement.

“Lilly” will have the meaning set forth in the Preamble of this Agreement.

“Lilly Improvements” will have the meaning assigned to such term in Section 8.1(b)(i).

“Lilly Product Inventions” will have the meaning assigned to such term in Section 8.2.

“Lilly Sole Inventions” will have the meaning assigned to such term in Section 8.1(b)(ii).

“Major Market” means the United States, Japan, the United Kingdom, Germany, France, China and Brazil.

“MHC Peptide Complex” means a cognate major histocompatibility peptide complex.

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“Material Breach” will have the meaning assigned to such term in Section 12.2(a).

“Net Sales” shall mean, with respect to a Product, the gross amount invoiced by Lilly or any Sublicensee thereof (including their respective Affiliates) to non-Affiliated Third Parties (or the gross amount invoiced by BioNTech Companies or any Sublicensee thereof (including their respective Affiliates) to unrelated Third Parties but solely in the case of determining royalties owed to Lilly for BioNTech Products as contemplated under Article 7 of this Agreement) for the Product (or BioNTech Product, as applicable) in the Territory less (for purposes of clarity, sales to a Sublicensee shall be excluded):

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For Product commercialized by Lilly Companies, such amounts shall be determined from the books and records of Lilly Companies or Sublicensee, maintained in accordance with U.S. GAAP or, in the case of non-US Sublicensees, such similar accounting principles, consistently applied. Lilly further agrees in determining such amounts, it will in good faith use Lilly’s then current standard procedures and methodology, including Lilly’s then current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied. To the extent that Lilly does not control the particular entity at issue, Lilly hereby agrees that it will enter into contractual arrangements to ensure that it has the information necessary to calculate Net Sales from Lilly Products commercialized by Lilly Companies and Sublicensees.

For BioNTech Products commercialized by BioNTech Companies, such amounts shall be determined from the books and records of BioNTech Companies or Sublicensee, maintained in accordance with German generally accepted accounting principles or, in the case of non-German Sublicensees, such similar accounting principles, consistently applied. BCGT further agrees in determining such amounts, it will in good faith use BioNTech Companies’ then current standard procedures and methodology, including BioNTech Companies’ then current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of Sublicensees, such similar methodology, consistently applied. To the extent BCGT does not control the particular entity at issue, BCGT hereby agrees that it will enter into contractual arrangements to ensure that it has the information necessary to calculate Net Sales from BioNTech Products commercialized by BioNTech Companies and Sublicencees.

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In the event that the Product or BioNTech Product is sold as part of a Combination Product, the Net Sales of the Product or BioNTech Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product by the fraction, A / (A+B) where A is the weighted average sale price of the Product or BioNTech Product when sold separately in finished form, and B is the weighted average sale price of the other product(s) sold separately in finished form.

In the event that the weighted average sale price of the Product or BioNTech Product can be determined but the weighted average sale price of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the weighted average sale price of the Product or BioNTech Product when sold separately in finished form and C is the weighted average selling price of the Combination Product.

In the event that the weighted average sale price of the other product(s) can be determined but the weighted average sale price of the Product or BioNTech Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the following formula: one (1) minus B / C where B is the weighted average sale price of the other product(s) when sold separately in finished form and C is the weighted average selling price of the Combination Product.

In the event that the weighted average sale price of both the Product or BioNTech Product and the other product(s) in the Combination Product cannot be determined, the Net Sales of the Product or BioNTech Product shall be calculated by multiplying the Net Sales of the Combination Product by 1/D, where D is the number of active pharmaceutical ingredients in the Combination Product. By way of example, if a Personalized RNA Therapy consists of three (3) separate RNAs against three (3) separate targets and one of the targets is a Selected Target, then the Net Sales of the Product or BioNTech Product shall be multiplied by 1/3.

The weighted average sale price for a Product or BioNTech Product, other product(s), or Combination Product shall be calculated once each Calendar Year and such price shall be used during all applicable royalty reporting periods for the entire following Calendar Year. When determining the weighted average sale price of a Product or BioNTech Product, other product(s), or Combination Product, the weighted average sale price shall be calculated by dividing the sales dollars (translated into U.S. dollars) by the units of active ingredient sold during the twelve (12) months (or the number of months sold in a partial calendar year) of the

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preceding Calendar Year for the respective Product or BioNTech Product, other product(s), or Combination Product. In the initial Calendar Year, a forecasted weighted average sale price will be used for the Product or BioNTech Product, other product(s), or Combination Product. Any over or under payment due to a difference between forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following Calendar Year.

“New RNA Non-Platform Products” [***]

“New RNA Warehouse Product(s)” [***]

“New Target(s)” means any Target other than Existing Targets.

“New TCR Warehouse Product(s)” means any TCR Warehouse Immunotherapy (including Immunotherapies developed on a patient-by-patient basis) where at least one of the TCRs in the therapy is Directed To a New Target or to the protein associated with the New Target.

“Non-Breaching Party” will have the meaning assigned to such term in Section 12.2(a).

“Non-Platform Product” means any Immunotherapies other than Platform Products, Personalized TCR Therapy and Personalized RNA Therapy, Directed To the Selected Target including, without limitation, any composition, preparation or formulation, in any dosage strength or size, that contains or consists of any such Immunotherapy.

“NSCLC” means non-small cell lung cancer.

“NSCLC TCR Warehouse Product(s)” means any TCR Warehouse Immunotherapy (including Immunotherapies developed on a patient-by-patient basis) developed in the field of use of NSCLC.

“Party” or “Parties” will have the meanings assigned to such terms as set forth in the Preamble of this Agreement.

“Party Specific Regulations” shall mean all judgments, decrees, orders or similar decisions issued by any Governmental Authority specific to a Party, and all consent decrees, corporate integrity agreements, or other agreements or undertakings of any kind by a Party with any Governmental Authority, in each case as the same may be in effect from time to time and applicable to a Party’s activities contemplated by this Agreement.

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“Patent” means: (a) issued and unexpired letters patent, including any extension, registration, confirmation, reissue, continuation, supplementary protection certificate, divisional, continuation-in-part, re-examination or renewal thereof, (b) pending applications for all of the foregoing, and (c) foreign counterparts of any of the foregoing; in each case to the extent the same has not been held, by a Governmental Authority of competent jurisdiction, to be invalid or unenforceable in a decision from which no appeal can be taken or from which no appeal was taken within the time permitted for appeal.

“Person” means any individual, corporation, firm, partnership, association, joint venture, trust or other entity, or any government or regulatory, administrative or political subdivision, or agency, department or instrumentality thereof.

“Personalized RNA Therapy(ies)” means an RNA-based therapy customized for each patient in that such therapy is developed on a patient-by-patient basis and meets all of the following criteria: (a) patient sample is collected and analyzed; (b) based on the results from (a), the RNAs for the individualized therapy are either selected from a set of prefurnished RNAs (“RNA Warehouse”) or are designed and produced on demand according to the molecular and genetic profile of the individual patient’s tumors (“RNA Mutanome”); and (c) at least one of the RNAs in the therapy is Directed To a Selected Target or to the protein associated with the Selected Target.

“Personalized TCR Therapy(ies)” means a TCR based therapy customized for each patient in that such therapy is developed on a patient-by-patient basis by modifying T cells from the respective patients, and meets all of the following criteria: (a) patient sample is collected and analyzed; (b) based on the results from (a), the TCRs for the individualized therapy are either [***] to different targets (“TCR Warehouse”) or are [***] in an individual patient’s T cells [***], (c) T cells Directed To a Selected Target are treated unbiasedly with the same methods as other cancer-targeting T cells which are isolated from and reintroduced into the same patient; (d) no effort will be made with the explicit purpose to specifically target, amplify, or enrich the Selected Target in the patient sample or identify, stratify, or pre-screen a patient using a diagnostic specifically aimed at the Selected Target and (e) at least one of the TCRs in the therapy is Directed To a Selected Target.

“Platform Product” means Immunotherapies other than Personalized TCR Therapy and Personalized RNA Therapy that utilizes or otherwise involves a TCR or its derivative thereof Directed To a Selected Target including, without limitation, any composition, preparation or formulation, in any dosage strength or size, that contains or consists of any such Immunotherapy. Examples of a Platform Product include: [***].

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“Product” means Platform Product and Non-Platform Product.

“Regulatory Data Exclusivity” means an exclusive right, other than through the issuance of a Patent, lawfully granted by a Governmental Authority, to market a Product or BioNTech Product in that country in respect of which that Governmental Authority has jurisdiction conferred on it by applicable Laws, which exclusive right effectively prohibits reliance on the regulatory submissions in that country for the relevant time period.

“Research Plan” will have the meaning assigned to such term in Section 3.2.

“Research Program” will have the meaning assigned to such term in Section 3.1.

“Research Term” will have the meaning assigned to such term in Section 3.9.

“RNA” means ribonucleic acid.

“RNA Non-Platform Products” means RNA therapies that are Directed To the Selected Target or to the protein associated with the Selected Target and are not developed on a patient-by-patient basis. Examples of such RNA Platform Products include therapies that are (i) solely Directed To the Selected Target; (ii) solely Directed To the full length of the protein associated with the Selected Target; or (iii) fixed dose combination of two or more RNAs, other than RNA Warehouse, where at least one of the RNAs is Directed To a Selected Target.

“RNA Warehouse” is defined within the definition of “Personalized RNA Therapy”.

“ROFN Product(s)” means New RNA Non-Platform Products, Small Molecule &/or Antibody Products, and NSCLC TCR Warehouse Products.

“Royalty Term” will have the meaning assigned to such term in Section 6.6(c).

“Selected Target” means a Target that Lilly has elected under Section 3.10 of this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

“Small Molecule &/or Antibody Product(s)” means any Non-Platform Product (including any Combination Product thereof) that comprises or contains one or more small molecule(s) or antibody(ies) Directed To a Selected Target. For the purposes of this definition, “small molecule” shall mean a molecule having a [***], and “antibody” shall mean a [***].

“Sublicensee” means (a) with respect to a particular Lilly Product, a Third Party or a Lilly Affiliate to whom Lilly has granted a sublicense under any intellectual property licensed to Lilly pursuant to this Agreement; provided that the term “Sublicensee” will not be deemed to include any distributors or wholesalers; or (b) with respect to a particular BioNTech Product, a Third Party or a BCGT Affiliate to whom BCGT has granted a sublicense to rights in such BioNTech Product; provided that the term “Sublicensee” will not be deemed to include any distributors or wholesalers.

“Target” means any MHC Peptide Complex including derivatives thereof (including its complex or the antigenic peptide presented by the MHC Peptide Complex).

“TCR” means a T cell receptor alpha/beta sequence pair.

“TCR Lead” means a TCR that meets the Lead Critical Success Factors including, without limitation, specifically recognizing a particular Target.

“TCR Warehouse” is defined within the definition of “Personalized TCR Therapy”.

“Territory” means anywhere in the world.

“Third Party” means any Person other than BioNTech Companies or Lilly Companies.

“Triggering Event” shall mean such point in the development of an ROFN Product at which sufficient pre-clinical work has been completed to reasonably enter into First Dosing in Phase I for a particular ROFN Product.

“United States” or “U.S.” means the fifty (50) states of the United States and Puerto Rico.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

“Valid Claim” means a claim within a Patent that has not expired, lapsed, or been cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal can be taken or was timely taken, including through opposition, re-examination, reissue or disclaimer. Notwithstanding the foregoing, the Parties acknowledge and agree that a claim within a patent application shall be deemed to have been “abandoned” if such patent application claim has been pending for more than [***] from the earliest priority date that is claimed.

ARTICLE 2

OVERSIGHT OF THE COLLABORATION

2.1

General Scope. Subject to all the provisions of this Agreement, BCGT and Lilly will work collaboratively to carry out the Research Program and the Development Program. Specifically, subject to the terms of this Agreement, BCGT will, with Lilly input, use Commercially Reasonable Efforts to carry out its responsibilities to carry out the Research Program and Lilly Companies will use Commercially Reasonable Efforts to carry out its responsibilities to carry out the Development Program. Upon a particular Target becoming a Selected Target as described in Section 3.10 of this Agreement, Lilly Companies will have sole exclusive rights and responsibility for all research, development and commercialization activities with respect to any Platform Products Directed To such Selected Target in accordance with and subject to the terms of this Agreement.

2.2

The Joint Steering Committee. As soon as practicable after the Effective Date, the BCGT and Lilly will establish a Joint Steering Committee (the “JSC”). The JSC will have review and oversight responsibilities for all research, discovery and development activities performed under this Agreement during the Research Term, as more specifically provided herein; provided, however, that the JSC will have no authority to amend this Agreement. BCGT and Lilly agree to keep the JSC reasonably informed of its progress and activities under the Research Program during the Research Term.

(a)

Membership. The JSC will be comprised of an equal number of representatives from each of Lilly and BCGT. The exact number of such representatives will be [***], or such other number as BCGT and Lilly may agree. Each of BCGT and Lilly will also designate a project manager, who will be responsible for scheduling periodical meetings and otherwise facilitating activities and responsibilities of the JSC

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(collectively the “Project Managers”). Each of BCGT and Lilly will provide the other with a list of its initial members of the JSC. Each of BCGT and Lilly may replace any or all of its representatives on the JSC at any time upon written notice to the respective other Party in accordance with Section 14.6 of this Agreement. Such representatives of BCGT and Lilly will, individually or collectively, have expertise in pharmaceutical drug discovery, development and commercialization. Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC. Each of BCGT and Lilly may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of the JSC.

(b)

Responsibilities. Subject to the other provisions of this Agreement (including Sections 3.3 and 14.2), the JSC, facilitated by the Project Managers, will be responsible for overseeing the Research Program performed pursuant to this Agreement unless and until Lilly elects to make a Target a Selected Target in accordance with the terms herein. Without limiting the foregoing, the JSC will perform the following functions, some or all of which may be addressed directly at any given meeting of the JSC:

(i)	monitor the progress of the Research Program including providing oversight in the execution/amendment of the Research Plan and defining/amending the critical success factors for each work package;

(ii)

facilitate the flow of information regarding the Research Program between BCGT and Lilly including presenting, reviewing and discussing results, arranging the exchange of research materials and soliciting and providing feedback for the construction of reagents and experimental setups; and

(iii)	have such other responsibilities as may be assigned to the JSC pursuant to this Agreement or as may be mutually agreed upon by BCGT and Lilly in writing from time to time.

(c)

Meetings. The JSC will meet at least two (2) time during each twelve (12) month period during the Research Term (including, at least annually, one such meeting being a face-to-face meeting), and more frequently as BCGT and Lilly deem appropriate, on such dates, and at such places and times, as provided herein or as BCGT and Lilly will agree; provided, however, that the first meeting will be held within thirty (30) days of the Effective Date. Such meetings may be in person, teleconference or videoconference. After the Research Term, unless BCGT and Lilly otherwise agree in writing, the JSC will dissolve and no longer serve as a governing body under this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(d)

Governance. Except as otherwise provided herein, decisions of the JSC will be made by unanimous vote, and Lilly and BCGT will each have one (1) vote. In the event that a unanimous vote is not obtained by the JSC after it has met and attempted to reach such decision, then the provisions of Section 3.3 with respect to the Research Program and 4.3 with respect to the Development Program shall apply and govern such dispute.

(e)	Expenses. Each of BCGT and Lilly will bear its own travel-related expenses and other costs with respect to its activities relating to membership on the JSC.

ARTICLE 3

RESEARCH PROGRAM

3.1

General. Subject to the terms of this Agreement, BCGT agrees to use Commercially Reasonable Efforts to carry out its obligations under the collaborative research and discovery program in accordance with the Research Plan (the “Research Program”). The principal objectives of BCGT and Lilly under the Research Program are to identify and validate TCR Leads and Targets associated therewith for Lilly’s evaluation to determine whether it will elects to take a particular Target into the Development Program thereby making such Target a Selected Targets (as further described under Section 3.10).

Specifically, BCGT will, with input from Lilly Companies (including Lilly Companies jointly, with BCGT, designing the studies under the Research Program) use CRE to carry out the Research Program. For purposes of clarity, while the execution of the Research Program shall primarily be the responsibility of BCGT, Lilly may, in its sole discretion, conduct additional bioinformatic analysis, in vitro studies and in vivo studies to validate Targets and TCR Leads and BCGT will cooperate with Lilly Companies with respect to such activities.

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INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

3.2

Research Plan. The initial Research Plan has been mutually agreed-upon between BCGT and Lilly and is attached hereto as Schedule 3.2 of this Agreement (hereinafter, together with any subsequent amendments thereto the “Research Plan”).

3.3

Amendments to the Research Program and Disputes involving Research Program Matters. The Research Plan may be amended by unanimous approval by the Joint Steering Committee. If, in spite of good faith efforts, the JSC is unable to unanimously agree upon a particular amendment to the Research Plan or other decisions pertaining to the Research Program (e.g., defining Lead Critical Success Factors and determining whether the Lead Critical Success Factors have been satisfied with respect to a particular TCR), then Lilly, in consideration for it providing the Research Fee for the Research Program under Section 3.4 of this Agreement, shall make the decision with respect to the particular Research Plan and/or Research Program issue in dispute, except, however that such decision would not (i) require BCGT to contribute resources exceeding its obligations (including its CRE obligations) under this Agreement, or (ii) result in an amendment of this Agreement, provided that BCGT and Lilly acknowledge and agree that any revision or amendment to the Research Plan shall not be considered an amendment of the Agreement if such revision/amendment does not require BCGT to contribute resources exceeding its obligations (including its CRE obligations) under this this Agreement.

3.4

Research Program Funding. Lilly shall pay to BCGT an annual research & development fee in the amount of [***] per year (“Research Fee”). Payment of such fees shall be in three equal installments, the first of which shall be paid within sixty (60) days of the Effective Date of the Agreement and the two remaining installments shall be due on the twelve (12) month and twenty-four (24) month anniversary thereto.

In consideration for the Research Fee, BCGT agrees to have [***] actively engaged and working on the Research Program during the Research Term. Notwithstanding anything to the contrary in this Agreement, the obligations of BCGT under this Section is not intended to limit any other obligation BCGT has under this Agreement including its obligations under Section 3.5 of this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Except as specifically provided above in this Section 3.4 of this Agreement, each Party shall be solely responsible for any cost borne by it in carrying out their respective obligations under the Research Program. Consequently, except as explicitly provided above, neither Party shall provide (nor have any obligation to provide) funding to the other Party in connection with the Research Program efforts.

3.5

Research Programs Diligence. BCGT agrees to use its Commercially Reasonable Efforts to complete the Research Program including, without limitation, procuring, accessing and utilizing pursuant to the Research Program all intellectual property Controlled by BioNTech Companies that are reasonably useful or necessary to carry out the Research Program. BCGT agrees that it shall perform the Research Program as set forth in the Research Plan in a professional manner with reasonable skill and care, using suitably qualified personnel, and without providing any warranties of success and shall use its Commercially Reasonable Efforts to achieve the objectives of the Research Program. BCGT agrees to undertake all activities under this Agreement in accordance with all applicable Laws and, as applicable, using Good Research Practices, Good Laboratory Practices and Good Clinical Practices. BCGT shall be responsible for the acts and omissions of any subcontractor which it engages (including other BioNTech Companies acting as subcontractors for BCGT) to carry out activities or work under the Research Program, as if such acts or omissions had been made by themselves including ensuring that such subcontractors are contractually obligated to BCGT to carry out any such services for BCGT in a manner that complies with BCGT obligations herein and to assign any interest in any Know-how and Patents generated pursuant to such subcontracting engagement to BCGT. For purposes of clarity, upon such intellectual property being assigned to BCGT, such intellectual property shall be subject to the terms of this Agreement including Article 8 of this Agreement and, therefore, for example, to the extent Lilly jointly created or developed such intellectual property with a subcontractor of BCGT it shall be as if Lilly had jointly created or developed such intellectual property with BCGT.

Without limiting the foregoing, the Parties agree that BCGT and BioNTech shall contractually procure in a manner consistent with the provisions of this Section 3.5 (e.g., through subcontracting) and take such other action with BioNTech Companies as may be reasonably required to access and utilize any services and intellectual property of any BioNTech Company reasonably useful to carry out the Research Program.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

3.6

Animal Policy. Each Party (and their respective Affiliates), to the extent applicable, will comply with Lilly’s animal use policy as set forth in Schedule 3.6 in carrying out any animal research under the Research Program. BCGT to the extent any such company works on the Research Program confirms that it complies with the DIRECTIVE 2010/63/EU OF THE EUROPEAN PARLIAMENT AND OF THE COUNCIL of 22 September 2010 on the protection of animals used for scientific purposes and the German “Tierschutzgesetz” (German Animal Welfare Act). To the extent there is any inconsistency between the animal use policy and the obligations imposed on BCGT under the above referenced regulatory and accreditation framework, BCGT will follow the latter requirements and the Lilly animal use policy is not applicable.

3.7

Freedom to Operate Limitations during Research Program. Notwithstanding anything to the contrary in this Agreement, during the Research Term and without limiting any other obligations under this Agreement:

(a)

Limitation on BCGT Ability to Work with Others in NSCLC. BCGT, except for Personalized TCR Therapy and services related to Personalized RNA Thereapy provided to other BioNtech Companies (such as validation of mRNAs), shall exclusively work with Lilly Companies in the field of NSCLC and shall not by itself (nor with any Third Party) carry out research in NSCLC nor convey/grant any rights to any Third Party to carry out the same. For avoidance of any doubt, this provision is not intended to obligate Lilly Companies in any way to exclusively work with BCGT in NSCLC;

(b)

Limitation on BioNTech Companies Use/Disclosure of Collaboration IP. Subject to Section 9.8 or except as otherwise provided below with respect to a Discontinued Target Data Release, BioNTech Companies shall not disclose nor use Collaboration IP relating to New Targets for any purpose except for the purpose of carrying out responsibilities and obligations under the Research Program and the Agreement. Notwithstanding the foregoing, in the event the JSC determines, in writing, not to pursue a particular New Target under the Research Program (“Discontinued Target”), then the limitations set forth in this Section 3.7(b) shall not apply to BioNTech Companies (excluding BCGT which shall, however, be entitled to disclose Collaboration IP relating to such Discontinued Target to other BioNTech Companies, but not use or disclose it for any other purpose) with respect to any Collaboration IP that relates to such Discontinued Target except in connection with the research and/or development of any Small Molecule &/or Antibody Product(s) therapies, in which case, such limitations shall continue to apply per the terms of this Section 3.7 of this Agreement (“Discontinued Target Data Release”).

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(c)

Independent Research. Nothing in this Section 3.7 is intended to suggest that any BioNTech Company (other than BCGT) is prohibited from carrying out independent research provided that Collaboration IP relating to New Targets may only be utilized in such independent research to the extent permitted under this Section 3.7 of this Agreement.

3.8

Quality Compliance Audits and Notification of Regulatory Inspections. During the Research Program, BCGT (and BCGT will contractually ensure that any subcontractors (including any BioNTech Company subcontractors) carrying out work under the Research Program) will allow periodic routine audits and visits from Lilly (or Third Party auditors of Lilly) to assure adherence to applicable government regulations, contractual obligations, and all applicable quality standards. Such audits shall be carried out during normal business hours and also otherwise at reasonable time(s) to be agreed between BCGT and Lilly (such agreement not to be unreasonably withheld), but not to occur more than once per Calendar Year per site unless otherwise agreed upon by the JSC. Audits will be limited to only those areas connected with the efforts carried out under the Research Program. Moreover, in the event that BCGT (or any of its subcontractors) becomes aware that a Governmental Authority intends to carry out an audit or inspection of one of its sites involving the Research Program, BCGT will, to the extent permissible under applicable Law, inform Lilly of such audit or inspection including the results of such inspection if applicable to the work being performed under this Agreement.

3.9

Research Program Term. The Research Program will expire upon the earlier of (i) delivery of up to five (5) Lead Data Packages and (ii) 36 months from the Effective Date unless otherwise extended by the mutual written agreement of BCGT and Lilly or extended by Lilly as described below in this Section 3.9 of this Agreement (“Research Term”). In the event five (5) Lead Data Packages for five different Selected Targets have not been delivered to Lilly prior to the expiration of the original Research Term, then LILLY, at its sole discretion, may extend the original Research Term by up to an additional twelve (12) months upon written notice to BCGT subject to BCGT and Lilly agreeing in good faith on the number of FTEs to be engaged by BCGT that are reasonably necessary to carry out such extended research during such extended Research Term (for purposes of clarification, the sole compensation for such extension, other than the upfront, milestone and royalty payments already set forth in this Agreement, shall be on an FTE [***]. Upon the expiration of the Research Term, BCGT’s obligation to perform activities under Research Program will cease.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

3.10

Delivery of Lead Data Packages and Selection of Selected Targets and Research Milestone Payment. Upon BCGT (by itself or via a subcontractor) identifying a TCR Lead, BCGT will promptly notify Lilly in writing of the same and deliver to Lilly a Lead Data Package for such TCR Lead and associated Target. BCGT shall use CRE to identify, characterize, validate and deliver five Lead Data Packages associated with (5) New Targets.

[***]

3.11

Regulatory Matters During Research Program. To the extent necessary (if at all) during the Research Program, Lilly Companies will have the sole right and responsibility for, and will use Commercially Reasonable Efforts in connection with filing, communicating with, and seeking Governmental Approvals from Governmental Authorities for Platform Products being progressed through the Research Program. This provision is not intended to prevent BCGT from making disclosures to regulatory agencies for which it is required to do so under Law. Each Party will reasonably assist the other with information necessary to fulfill any requirements under this Section 3.11 of this Agreement.

ARTICLE 4

DEVELOPMENT AND COMMERCIALIZATION OF SELECTED TARGETS AND PRODUCTS RELATED THERETO

4.1

General. Subject to the terms of this Agreement, for each Selected Target, Lilly Companies agrees to use Commercially Reasonable Efforts to develop and commercialize at least one Product in accordance with the Development Plan in the United States and one other Major Market country (the “Development Program”).

4.2

Development Plan. Upon Lilly’s selection of each Selected Target, BCGT and Lilly will develop a comprehensive development plan covering all aspects of preclinical and clinical development of at least one Product with respect to such Selected Target (the “Development Plan”).

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

4.3

Lilly Authority over Development Program and Amendments to the Development Program. Subject to Lilly Companies’ diligence obligations under Section 4.4, all decisions with respect to the development, progression and/or commercialization of any Product or other aspects of the Development Program related thereto shall be at the sole discretion of Lilly, as the Party responsible under this Agreement for developing and commercializing such Products, including, without limitation, Lilly may, at its sole discretion, make changes and amend the Development Plan.

4.4

Development Program Diligence. For each Selected Target, Lilly Companies agrees to use its Commercially Reasonable Efforts to complete the Development Program for at least one (1) Product in the Field in at least the United States and one other Major Market country. Lilly Companies agrees that it shall perform the Development Program in a professional manner with reasonable skill and care, using suitably qualified personnel, and without providing any warranties of success and will use its Commercially Reasonable Efforts to achieve the objectives of the Development Program. Lilly Companies will undertake all activities under this Agreement in accordance with all applicable Laws and, as applicable, using Good Research Practices, Good Laboratory Practices, Good Clinical Practices and Good Manufacturing Agreements. Lilly Companies shall be responsible for the acts and omissions of any sub-contractor which it engages, as if such acts or omissions had been made by themselves. For purposes of clarity, at such time as any Lilly Company has commercially launched at least one Product in accordance with Section 4.1, regardless of the number of Selected Targets, Lilly Companies’ obligations under this Article 4 shall cease and have no further legal effect (“CRE Termination Date”).

4.5

Additional BioNTech Companies Services and Reasonable Cooperation. Upon request by Lilly and with respect to any Platform Product, BCGT and BioNTech agree to provide (by itself or via an appropriate subcontracting to other BioNTech Companies) the following services and/or support:

(a)

Clinical Candidate Services Agreement. Upon Lilly’s sole discretion and its written request to BCGT, BCGT and Lilly will, in good faith, enter into a mutually agreeable service agreement within sixty (60) days after such written request, whereby BCGT will provide services outlined in such service agreement that are intended to advance TCR Leads into a format optimized for clinical development. [***]. For the avoidance of doubt, the Clinical Candidate Services Agreement shall not include any upfront payment, milestone payments, royalties or any other compensation other than the FTE rate referenced above.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(b)

Cell Line Generation Services Agreement. Upon Lilly’s sole discretion and its written request to BCGT, the Parties will, in good faith, enter into a mutually agreeable service agreement within sixty (60) days after such written request, whereby BCGT or BioNTech, either by itself or by subcontracting an appropriate other BioNTech Company, will develop the research and/or GMP cell line(s) for a Platform Product on commercial reasonable terms on a fee for service basis. [***]

(c)

Companion Diagnostic Development Services Agreement. Upon Lilly’s sole discretion and its written request to BCGT, the Parties will, in good faith, enter into a mutually agreeable service agreement within sixty (60) days after such written request, whereby BCGT or BioNTech, either by itself or by subcontracting an appropriate other BioNTech Company, will develop a Companion Diagnostic for a Platform Product. [***]

(d)

Manufacturing and Supply Agreement. Upon the achievement of Candidate Selection for a particular Target, Lilly, upon its sole discretion and its written request to BCGT, may request that the Parties will, in good faith, enter into a mutually agreeable manufacturing and supply agreement within sixty (60) days after such written request whereby BCGT or BioNTech, either by itself or by subcontracting an appropriate other BioNTech Company, will provide clinical and/or commercial supply of the respective Product Directed To that Selected Target on commercially reasonable terms as set forth in such manufacturing and supply agreement. [***].

(e)

Consultation Support at No Cost. Notwithstanding the provisions of Sections 4.5(a), (b) and (c), BCGT, upon Lilly request, will provide consultation to Lilly in connection with Lilly carrying out the Development Program, at no cost to LILLY for the first three (3) calendar years of the Development Program, provided such consultation does not exceed 30 FTE hours for the first year, 20 per year for the second year and 10 hours in the third year of the Development Program.

For purposes of clarity, the Parties agree that if Lilly reasonably believes a quality agreement needs to be put in place prior to carrying out any of the services that are contemplated in this Section 4.5, upon written notice of the same from Lilly to BCGT, the Parties shall negotiate in good faith a quality agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

4.6

Semi-Annual Summary Development Report. Until the earlier of: (a) CRE Termination Date; or ten (10) years after the expiration of the Research Term, Lilly will provide BCGT with a report summarizing the development stage of any Products that it is developing on a semi-annual basis.

4.7

Lilly’s Discontinuance and Out-License of a Product. Lilly Companies may, at its sole discretion and without any penalty or liability, discontinue its development and commercialization of any Product at any time, for any reason so long as such Lilly decision is consistent with its Commercially Reasonable Efforts. At any time commencing on the Effective Date and expiring [***] after the expiration of the Research Term, in the event that Lilly elects to out-license a Product then prior to licensing such Product to a Third Party, Lilly will notify BCGT in writing of the same and BCGT will have the option to enter into good faith negotiations to in-license such Product at issue (“BCGT Negotiation Option”). BCGT may exercise the BCGT Negotiation Option by providing written notice of the same to Lilly within sixty (60) days from Lilly’s written notification of its desire to out-license the Product at issue. If BCGT exercises the BCGT Negotiation Option, BCGT and Lilly will negotiate, in good faith a license agreement for the particular Product at issue whereby BCGT would obtain an exclusive license to Exploit such Product. If BCGT and Lilly, in spite of good faith efforts, are unable to agree on such terms within one hundred and twenty (120) days (“Negotiation Period”) from BCGT exercising the BCGT Negotiation Option, then Lilly Companies shall be free to further develop such Product or license it to a Third Party at conditions and terms no less favorable than the conditions terms offered by BCGT. Until such time as the BCGT Negotiation Option has lapsed for a particular Product at issue or, if applicable, the Negotiation Period has expired, Lilly agrees that it will not enter into any license or other arrangement with a Third Party that would convey any rights or other interests in the particular Product at issue.

Furthermore, in the event that Lilly discontinues its efforts with respect to a particular Platform Product in its entirety and has fully exhausted its out-licensing efforts in its entirety, then Lilly will notify BCGT, in writing, of such event and upon such notification, Lilly’s exclusive license with respect to such Platform Product shall become a non-exclusive license.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

ARTICLE 5

GRANT OF RIGHTS

5.1	License Grants.

(a)

Mutual License Grants for Research Program. During the Research Term; (i) Lilly Companies shall grant to BioNTech Companies a nonexclusive, royalty-free license, without the right to sublicense, to use Lilly Companies’ Background IP and interest in Collaboration IP for sole purpose of carrying out the Research Program, and (ii) BioNTech Companies shall grant to Lilly Companies a nonexclusive, royalty-free license, without the right to sublicense, to use BioNTech Companies’ Background IP and interest in Collaboration IP for sole purpose of carrying out the Research Program.

(b)	License Grants to Lilly. BioNTech Companies hereby grant the following licenses to Lilly Companies:

(i)

Lilly Exclusive License for Platform Products. BioNTech Companies hereby grant to Lilly Companies an exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under all Background IP and their interest, if any, in Collaboration IP, to Exploit Platform Products in the Field in the Territory. [***].

(ii)	Lilly Non-Exclusive License for Selected Targets, Non-Platform Products and Small Molecule &/or Antibodies Products.

1) Selected Target License. BioNTech Companies hereby grant to Lilly Companies a non-exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under all Background IP and their interest, if any, in Collaboration IP, to Exploit Selected Targets in the Field in the Territory.

2) Non-Platform Products License. BioNTech Companies hereby grant to Lilly Companies a non-exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under its interest, if any, in Collaboration IP to Exploit Non-Platform Products (including Small Molecule &/or Antibodies Products) in the Field in the Territory.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

3) Small Molecule &/or Antibodies Products. BioNTech Companies hereby grant to Lilly Companies a non-exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under all Background IP to Exploit any Small Molecule &/or Antibody Products in the Field in the Territory. Notwithstanding the foregoing, the Parties agree that this license grant under this Section 5.1(b)(ii)(3) specifically excludes any grant of rights to any Compound Structure Patent. [***].

(iii)	Lilly Non-Exclusive License for Diagnostics. BioNTech Companies hereby grant to Lilly Companies the following Diagnostic licenses:

1) Companion Diagnostic License to Collaboration IP and Background IP. BioNTech Companies hereby grant to Lilly Companies a non-exclusive, royalty-free license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under all Background IP and their interest, if any, in Collaboration IP, to Exploit Companion Diagnostics for any Platform Products, in the Field in the Territory. [***].

2) Diagnostic License to Collaboration IP. Moreover BioNTech Companies hereby grant to Lilly Companies a non-exclusive, royalty-free license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under their interest, if any, in Collaboration IP, to Exploit Diagnostics (including Companion Diagnostics) in the Field in the Territory.

(c)	License Grants to BCGT. Lilly Companies hereby grant the following licenses to the BioNTech Companies subject to the freedom to operate limitation as set forth in Section 3.7 of this Agreement:

(i)

BCGT Exclusive License for Personalized RNA Therapies and Personalized TCR Therapies. Lilly Companies hereby grant to BCGT an exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under their interest, if any, in Collaboration IP (excluding Lilly Companies Sole Inventions), to Exploit Personalized RNA Therapies and Personalized TCR Therapies in the Field in the Territory.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(ii)

BioNTech Non-Exclusive License for Non-Platform Products. Lilly Companies hereby grant to the BioNTech Companies a non-exclusive license, with the right to sublicense (as set forth under Section 5.2 of this Agreement), under their interest, if any, in Collaboration IP (excluding Lilly Companies Sole Inventions) , to Exploit Non-Platform Products in the Field in the Territory.

(iii)

BioNTech Non-Exclusive License for Diagnostic Products. Lilly Companies hereby grant to BioNTech Companies a non-exclusive, royalty-free license, with the right to sublicense (as set forth under Section 5.2 of this Agreement) under their interest, if any, in Collaboration IP, to Exploit Diagnostics (including Companion Diagnostics) in the Field in the Territory.

5.2

Sublicensing. To the extent indicated in the license grants as set forth in Section 5.1, each of BCGT and Lilly and their Affiliates shall have the right to grant sublicenses, through one (1) or more tiers or layers of Sublicensees without consent, provided that the Party granting such sublicense(s) shall notify the respective other Party of each such sublicense of any such grant of sublicense in due course. [***].

5.3

Materials and Know-How Transfer to Lilly. Within thirty (30) days after each Target becomes a Selected Target, BCGT shall (and BCGT and BioNTech shall also ensure that any other BioNTech Company will immediately) (to the extent it has not already done so) transfer to Lilly, at BCGT’s cost and expense, any copies of Know-How that has been previously reduced to writing or other tangible form and other intellectual property that is in BCGT’s, or the respective other BioNTech Companies’, possession and that is reasonably useful or necessary for Lilly to exercise the rights granted to it pursuant to the license set forth in Sections 5.1(b)(i), 5.1(b)(ii) and 5.1(b)(iii) of this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

ARTICLE 6

PAYMENTS; MILESTONES AND ROYALTIES TO BCGT FOR

PRODUCTS DEVELOPED AND COMMERCIALIZED BY LILLY

6.1

Funding own Research and Milestone Payments to BCGT. Except as otherwise explicitly provided for under this Agreement (including Section 3.4 of this Agreement), each Party will be responsible for funding its own research, development and commercialization activities under this Agreement including, without limitation, with respect to the Research Program and Development Program. However, in consideration for the license rights granted to Lilly under Article 5, and other consideration, Lilly, subject to the terms below, will pay to BCGT the upfront, milestone and royalty payments as described in this Article 6 of this Agreement. Notwithstanding anything to the contrary in this Agreement, no milestone payment will be owed by Lilly to BCGT if the corresponding event to which such milestone payment relates is not achieved.

Furthermore, for purposes of clarity and notwithstanding anything to the contrary in this Agreement, in the event that a Product is Directed To two or more Selected Targets, the product milestones and royalties for such Product will not be additive and, therefore, BCGT will only be eligible to receive product milestone payments and royalties as described below in this Article 6 only once with respect to such Product regardless of the number of Selected Targets such Product is so Directed (i.e., such Product shall be deemed to be only one Product even though it is Directed To two or more Selected Targets).

6.2

Signing Payment. Within thirty (30) days of the Effective Date, Lilly shall pay to BCGT a one-time, non-creditable payment for research conducted prior to the Effective Date in the amount of Thirty Million United States Dollars ($30,000,000), provided that if, on the due date of the signing payment as specified in this Section 6.2, the issuance of shares by effective registration of the Articles of Association of BCGT in the commercial register in accordance with Section 1.1(e) of the Investment Agreement has not been completed, the amount already paid to by Eli Lilly B.V. to BCGT under Section 1.1(e) of the Investment Agreement shall be deemed as payment on the above Thirty Million United States Dollars ($30,000,000) signing payment.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

6.3

Development Milestone Payments. In connection with Products, the following development milestone payments shall be made to BCGT only once as to each Product, on the first (1st) occurrence of each of the following milestone events with respect to the particular Product at issue under the following circumstances:

Development Milestone Events	Non-Platform Product Milestone Payment Amounts (USD)	Platform Product Milestone Payment Amounts (USD)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

If a milestone event is reached prior to the payment of any earlier milestone event in relation to such Product, the earlier milestone shall become due and payable together with such later milestone payment but only to the extent such earlier payment has not been paid.

6.4

Creditable Development Milestone Payments in Connection with Failed Products. At any time during the term of this Agreement, in the event Product fails prior to commercial launch, any Development Milestone Payments made under Section 6.3 of this Agreement, shall be creditable and become an offset against any future Development Milestone that may be owed by Lilly with respect to other Products Directed To the same Selected Target, which Products are still under development by Lilly under this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

6.5

Achievement of Aggregate Annual Sales Milestones. Upon the first occurrence of Lilly’s aggregate cumulative worldwide Net Sales of each Product, on a Product-by-Product basis surpassing the sales threshold identified below for a particular Calendar Year, the specified one-time-only payment for the particular Product at issue shall be due and payable within [***] following the end of the Calendar Year in which such sales milestone was attained for such Product. For the avoidance of doubt, if in the same reporting period multiple sales milestones for a particular Product were first attained, then the payments for all such milestone attained shall be due with respect to such Product.

Calendar Year Net Sales - Milestone Event	Non-Platform Product Milestone Payment Amounts (USD)	Platform Product Milestone Payment Amounts (USD)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.6	Royalties to BCGT.

(a)

Royalty Rate. In the event Lilly commercializes a Product Lilly will pay (on a Product-by-Product basis – i.e., in the event there are more than one Product then each Product Net Sales will be independently assessed under this provision as opposed to aggregating the sales of such Products) during the Royalty Term royalties to BCGT on Lilly’s Net Sales of such Product as follows:

Worldwide Annual Net Sales of each Product (in U.S. dollars)	Royalty % Rate for Non- Platform Products	Royalty % Rate for Platform Products
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(b)

Royalty on [***] Product. Notwithstanding anything to the contrary in this Agreement, if a Product is not [***] Product, such Product will be considered [***] and the royalty rate under 6.6(a) will be reduced [***], provided that the Parties acknowledge and agree that in the event that a particular Product is subject to both this Section 6.6(b) and Section 6.7, then the cumulative maximum deduction in earned royalties for such Product under both Sections shall be capped at an aggregate [***]. Moreover, for avoidance of doubt, such [***] Product will not be regarded as a [***]. For the purposes of this Section 6.6(b), a “[***]” is a Product wherein [***] of such Product have been [***].

(c)

Royalty Term. Royalties shall be payable on a Product-by-Product basis and on a country-by-country basis for the longer of: (i) the life of the Patents licensed from BioNTech Companies hereunder to Lilly so long as at least one Valid Claim of such Patents Covers the Product or until lawful generic competition (regardless of whether the form or dosage of the generic differs from Product) achieves, in a certain calendar year, a market share [***] in such country, whichever is earlier; (ii) the period that Regulatory Data Exclusivity has not expired for such Product for the country at issue or until lawful generic competition (excluding generics and biosimilars marketed directly or indirectly by Lilly Companies and/or any of their Sublicensees) (regardless of whether the form or dosage of the generic differs from the Product) achieves, in a certain calendar year, a market share ([***]) in such country, whichever earlier; and (iii) [***] years from First Commercial Sale in the last Major Market Country (collectively, the “Royalty Term”). All royalties will be payable in U.S. Dollars within[***] days of the end of a Calendar Quarter at issue. Upon the expiration of the Royalty Term for a particular Product within a particular country, Lilly shall have no further obligations to make any further royalty payments with respect to such Product and country at issue. Moreover, in the event that the Royalty has not expired solely because of subsection (iii) above, then the royalties otherwise owed to BCGT under this Agreement shall be reduced by [***] with respect to such Product at issue.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

For purpose of this Section 6.6 of this Agreement, a Valid Claim “Cover(s)” the Product only if the manufacture, use or sale of Product by a Third Party (without a license to the relevant Patent related thereto) in the country at issue would infringe a Valid Claim. Furthermore, notwithstanding the foregoing, if a Valid Claim that claims an FDA or EMA (or equivalent regulatory authority) approved use/indication for the Product in that country expires, is abandoned, or otherwise becomes invalid, then any other FDA or EMA (or equivalent regulatory authority) approved use/indication for such Product in that country that has not expired that would otherwise be a Valid Claim will be deemed to not be a Valid Claim.

6.7

Third Party Royalties to be paid by Lilly. In a country where Lilly must pay a royalty to a Third Party in order to make, use or sell Product in a given country, Lilly can deduct [***] of such royalty paid to a Third Party for sales in such country from the earned royalty for such country due BCGT in any reporting period due except that (i) Lilly cannot deduct more than [***] of the earned royalty due to BCGT in any such period and (ii) the royalty due to BCGT shall, in any event, not be less then [***].

6.8

Small Molecules and Antibodies Milestones Offset. Notwithstanding anything to the contrary in this Agreement, in the event both BioNTech Companies (or any Sublicensee of thereof, as applicable) and Lilly have each commercially launched at least one Small Molecule &/or Antibody Product Directed to the same Selected Target, then any development and sales milestones previously paid by Lilly to BCGT with respect to such Small Molecule &/or Antibody Product that it has commercially launched shall be fully creditable and offset against any future royalties owed to BCGT under this Agreement.

6.9

Net Sales Report. Lilly and its Sublicensees (and their respective Affiliates) shall keep complete and accurate books and records which may be necessary to ascertain properly and to verify the payments owed hereunder. Within sixty (60) days following the end of each Calendar Quarter, Lilly will submit to BCGT a written report (in summary form consistent with reports that Lilly generally provides to other Third Parties under similar circumstance) setting forth the Net Sales and royalty due in the Territory on a country-by-country (or, if Lilly does not report Net Sales in reasonable detail on a country-by-country basis in certain international countries, on a region-by-region basis) and Product-by-Product basis during such Calendar Quarter and year-to-date. All royalty payments due to BCGT will accompany such Net Sales reports.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

6.10	Other Payment Terms.

(a)

Wire Transfer Notification. All sums due to BCGT will be payable in U.S. dollars, as required, by bank wire transfer in immediately available funds to such bank account(s) as BCGT designates. Lilly will notify BCGT as to the date and amount of any such wire transfer at least seven (7) days prior to such transfer.

(b)

Payments to BCGT. All payments owed by Lilly to BCGT under this Agreement will (except as otherwise provided in this Agreement) be due sixty (60) days after the event that triggered such obligation and will be made by wire transfer in a single payment to a bank account designated by BCGT.

(c)

Late Payment. Any amount required to be paid by Lilly hereunder which is not paid on the date due shall bear interest at a rate equal to the thirty (30) day U.S. dollar LIBOR rate plus [***] effective for the date that payment was due, as reported by The Wall Street Journal (New York edition). Such interest shall be computed on the basis of a year of 360 days for the actual number of days payment is delinquent. Payments shall be made in Unted States dollars except as otherwise mutually agreed to by BCGT and Lilly in writing.

6.11

Tax Withholding. The Parties agree in good faith to use reasonable efforts to obtain any available exemptions from withholding taxes and to assist each other in that regard. Any tax paid or required to be withheld by Lilly on behalf of BCGT on account of any royalties or other payments payable to BCGT under this Agreement will be deducted from the amount of royalties or other payments otherwise due. To the extent that Lilly is able to do so, Lilly will secure and send to BCGT proof of any such taxes withheld and paid by Lilly on behalf of BCGT, and will, at BCGT’s request, provide reasonable assistance to BCGT in recovering or crediting, as applicable, such taxes. It is confirmed that BCGT shall use commercially reasonable efforts to enable Lilly to take advantage of any applicable legal provision or tax treaty with the object of paying the sums due to BCGT without imposing or withholding any tax.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

6.12

Financial Records; Audits. During the term of this Agreement and for one (1) year thereafter, BCGT shall not more than once each year have the right to have an independent certified public accountant firm reasonably acceptable to Lilly inspect/audit records for solely the one year immediately preceding such audit for the purpose of determining the accuracy of royalty payments. During normal business hours and with at least sixty (60) days’ notice from BCGT to Lilly, such records will be made available for inspection, review and audit, by such independent certified public accountant selected by BCGT and approved by Lilly, such approval not to be unreasonably withheld for the purpose of verifying the accuracy of accounting reports and payments pursuant to this Agreement. BCGT shall submit an audit plan, including audit scope, to Lilly for Lilly’s approval, which shall not be unreasonably withheld, prior to audit implementation. Such auditor will be required to enter into a confidentiality agreement with Lilly or the relevant Lilly Company prior to performing the audit. The auditor will not be retained on a contingent fee basis or similar outcome incentive fee-based arrangement. Such audit shall be limited to verifying the accuracy of the payment. Only the auditor’s determination of the amounts of Net Sales and royalties due and payable will be transmitted to BCGT and Lilly. Such audits may not be performed by BCGT more than once per Calendar Year and each period can only be audited once. All costs and expenses incurred in performing any such audit will be paid by BCGT unless the audit discloses at least a [***] that exceeds at least [***], in which case Lilly will bear all reasonable costs and expenses of the audit. BCGT will be entitled to recover any shortfall in payments as determined by such audit. Similarly, if the audit reveals an overpayment, Lilly will be entitled to recover such overpayment as determined by such audit as actually received by BCGT. If the audit determined that additional royalties are owed, or that royalties were overpaid, during such audited period, Lilly will pay BCGT the additional royalties, or as to any overpaid royalties, Lilly shall deduct/offset such overpayment from future amounts owed to BCGT under this Agreement commencing in the Calendar Quarter following such audit provided that if no further amounts are owed by Lilly under this Agreement in amounts sufficient to cover the overpayment, then BCGT shall pay Lilly any remaining balance of the overpaid royalties within sixty (60) days of BCGT’s receipt of notice to such effect from Lilly.

6.13

No Refund. All payments to be made by Lilly to BCGT under this Article 6 are non-refundable upon expiration or termination of this Agreement for any reason whatsoever. Notwithstanding the foregoing, nothing contained in this Section 6.13 is intended in any way to limit Lilly from bringing any action or claim against BCGT in law or equity for damages that may reflect or be calculated based on payments made to BCGT under this Article 6.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

ARTICLE 7

RIGHT OF FIRST NEGOTIATION AND ROYALTIES TO LILLY

7.1

Lilly Right of First Negotiation (“ROFN”) for ROFN Products. At any time commencing on the Effective Date and expiring [***] after the expiration of the Research Term, in the event that any BioNTech Company is developing or commercializing an ROFN Product, then, prior to any Triggering Event for such ROFN Product, BioNTech will notify Lilly in writing of such Triggering Event with respect to the specific product at issue and Lilly will have the option to enter into good faith negotiations to in-license such ROFN Product from such BioNTech Company (“Lilly Negotiation Option 1”). Lilly may exercise the Lilly Negotiation Option 1 by providing written notice of the same to BioNTech within sixty (60) days from BioNTech’s written notification of the occurrence of the Triggering Event. If Lilly exercises the Lilly Negotiation Option 1, BioNTech (or the relevant BioNTech Company that Controls the intellectual property for such ROFN Product as applicable) and Lilly (or a Lilly Affiliate, as may be determined by Lilly) agree to negotiate, in good faith a license agreement for the particular ROFN Product at issue whereby Lilly would obtain an exclusive license to Exploit such ROFN Product. If BioNTech and Lilly (or their respective Affiliates), in spite of good faith efforts, are unable to agree on such [***] (“Negotiation Period”) from Lilly exercising the Lilly Negotiation Option 1, then such BioNTech Company shall be free to either further develop such ROFN Product or license it to a Third Party at conditions and terms no less favorable than the conditions and terms offered by Lilly. Until such time as the Lilly Negotiation Option 1 has lapsed for a particular ROFN Product at issue or, if applicable, the Negotiation Period has expired, BioNTech shall ensure that the relevant BioNTech Company that Controls the intellectual property for such ROFN Product will not enter into any license or other arrangement with a Third Party that would convey any rights or other interests in the particular ROFN Product at issue.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

7.2

Other Right of Negotiation for NSCLC TCR Warehouse Product. In the event that any BioNTech Company is commercializing a NSCLC TCR Warehouse Product that achieves the Net Sales Threshold, then BioNTech will notify Lilly in writing of such achievement and Lilly will have the option to enter into good faith negotiations to in-license such NSCLC TCR Warehouse Product from such BioNTech Company (“Lilly Negotiation Option 2”). Lilly may exercise the Lilly Negotiation Option 2 by providing written notice of the same to BioNTech within sixty (60) days from BioNTech’s written notification of the occurrence of the Net Sales Threshold. If Lilly exercises the Lilly Negotiation Option 2, BioNTech (or the relevant BioNTech Company that Controls the intellectual property for such ROFN Product as applicable) and Lilly (or a Lilly Affiliate, as may be determined by Lilly) agree to negotiate, in good faith a license agreement for the particular NSCLC TCR Warehouse Product at issue whereby Lilly would obtain an exclusive license to Exploit such NSCLC TCR Warehouse Product. If BioNTech and Lilly (or their respective Affiliates), in spite of good faith efforts, are unable to agree on such terms within [***] (“Negotiation Period”) from Lilly exercising the Lilly Negotiation Option 2, then such BioNTech Company shall be free to either further commercialize such NSCLC TCR Warehouse Product or license it to a Third Party at conditions and terms no less favorable than the conditions terms offered by Lilly. Until such time as the Lilly Negotiation Option 2 has lapsed for the particular NSCLC TCR Warehouse Product at issue or, if applicable, the Negotiation Period has expired, BioNTech shall ensure that the relevant BioNTech Company that Controls the intellectual property for such ROFN Product will not enter into any license or other arrangement with a Third Party that would convey any rights or other interests in the NSCLC TCR Warehouse Product at issue. For purposes of this Section 7.2, the term “Net Sales Threshold” means the Calendar Year in which the annual Net Sales of all NSCLC TCR Warehouse Products achieved in such Calendar Year are at least [***]. For the avoidance of doubt, NSCLC TCR Warehouse Products are Combination Products; however, for clarification, the Parties acknowledge that for the sole purpose of determining whether the Net Sales Threshold has been met the aggregate sales of all the TCRs within NSCLC TCR Warehouse Product shall be used as opposed to only the TCRs within such NSCLC TCR Warehouse Product that are Directed To a Selected Target.

7.3	Royalties to Lilly.

(a)

Royalty Rate. In the event BioNTech Companies commercializes any Small Molecule &/or Antibody Products, New RNA Non-Platform Products, New RNA Warehouse Product or New TCR Warehouse Products (collectively, “BioNTech Products”), BCGT will pay (on a BioNTech Product-by-BioNTech Product basis – i.e., in the event there are more than one BioNTech Product then each BioNTech Product

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Net Sales will be independently assessed under this provision as opposed to aggregating the sales of such BioNTech Products) during the royalty term defined in Section 7.3(c) below, royalties to Lilly on BioNTech Net Sales of such BioNTech Products as follows:

Worldwide Annual Net Sales of each Product (in U.S. dollars)	Small Molecule &/or Antibody Products, New RNA Non-Platform Products, New RNA Warehouse Product and New TCR Warehouse Products
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)

Royalty on [***] Product. Notwithstanding anything to the contrary in this Agreement, if a BioNTech Product is [***], such BioNTech Product will be considered a [***] BioNTech Product and the royalty rate under 7.3(a) will be reduced by [***], provided that the Parties acknowledge and agree that in the event that a particular BioNTech Product is subject to both this Section 7.3(b) and Section 7.5, then the cumulative maximum deduction in earned royalties for such BioNTech Product under both Sections shall be capped at an aggregate [***]. Moreover, for avoidance of doubt, such [***] will not be regarded as a[***]. For the purposes of this Section 6.6(b), a “[***]” is a BioNTech Product wherein [***].

(c)

Royalty Term. Royalties shall be payable on a BioNTech Product-by-BioNTech Product basis and on a country-by-country basis for the longer of: (i) the life of the Patents so long as at least one Valid Claim of such Patents Covers the BioNTech Product or until lawful generic competition (regardless of whether the form or dosage of the generic differs from the BioNTech Product) achieves, in a certain calendar year, a market share ([***]) in such country, whichever is earlier; (ii) the period that Regulatory Data Exclusivity has not expired for such BioNTech Product for the country at issue or until lawful generic

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

competition (regardless of whether the form or dosage of the generic differs from BioNTech Product) achieves, in a certain calendar year, a market share ([***]) in such country, whichever is earlier; and (iii) [***] years from First Commercial Sale in the last Major Market Country. All royalties will be payable in U.S. Dollars within [***] days of the end of a Calendar Quarter at issue. Upon the expiration of the above royalty term for a particular BioNTech Product within a particular country, the BioNTech Company at issue shall have no further obligations to make any further royalty payments with respect to such BioNTech Product and country at issue. Moreover, in the event that the Royalty has not expired solely because of subsection (iii) above, then the royalties otherwise owed to Lilly under this Agreement shall be reduced [***] with respect to such BioNTech Product at issue.

For purpose of this Section 7.3 of this Agreement, a Valid Claim “Cover(s)” the BioNTech Product only if the manufacture, use or sale of BioNTech Product by a Third Party (without a license to the relevant Patent related thereto) in the country at issue would infringe a Valid Claim. Furthermore, notwithstanding the foregoing, if a Valid Claim that claims an FDA or EMA (or equivalent regulatory authority) approved use/indication for the BioNTech Product in that country expires, is abandoned, or otherwise becomes invalid, then any other FDA or EMA (or equivalent regulatory authority) approved use/indication for such BioNTech Product in that country that has not expired that would otherwise be a Valid Claim will be deemed to not be a Valid Claim.

7.4

New TCR Warehouse Products Sales Milestones. Upon the first occurrence of BioNTech Companies’ aggregate cumulative worldwide Net Sales of Novel TCR Warehouse Products surpassing the sales threshold identified below for a particular Calendar Year, the specified one-time-only payment shall be due and payable by BCGT within sixty (60) days following the end of the Calendar Year in which such sales milestone was attained. For the avoidance of doubt, New TCR Warehouse Products are Combination Products. Accordingly, only the portion of Net Sales attributed to TCRs Directed To Selected Targets shall be included in the calculation of the aggregate cumulative worldwide Net Sales.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Calendar Year Net Sales Milestone Event	New TCR Warehouse Products Milestone Payment Amounts (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.5

Third Party Royalties to be paid by BioNTech Company. In a country where the BioNTech Company at issue must pay a royalty to a Third Party in order to make, use or sell BioNTech Product in a given country, then such BioNTech Company can deduct [***] of such royalty paid to a Third Party for sales in such country from the earned royalty for such country due to Lilly in any reporting period except that: (i) such BioNTech Company cannot deduct more than [***] of the earned royalty due to Lilly in any such period and (ii) the royalty due to Lilly shall, in any event, not be less then [***].

7.6

Net Sales Report. Each BioNTech Company and its Sublicensees (and their respective Affiliates) shall keep complete and accurate books and records which may be necessary to ascertain properly and to verify the payments owed hereunder. Within sixty (60) days following the end of each Calendar Quarter, such BioNTech Company will submit to Lilly a written report setting forth the Net Sales and royalty due in the Territory on a country-by-country (or, if such BioNTech Company does not report Net Sales in reasonable detail on a country-by-country basis in certain international countries, on a region-by-region basis) and BioNTech Product-by-BioNTech Product basis during such Calendar Quarter and year-to-date. All royalty payments due to Lilly will accompany such Net Sales reports.

7.7	Other Payment Terms.

(a)

Wire Transfer Notification. All sums due to Lilly will be payable in U.S. dollars, as required, by bank wire transfer in immediately available funds to such bank account(s) as Lilly designates. BCGT will notify Lilly as to the date and amount of any such wire transfer at least seven (7) days prior to such transfer.

(b)

Payments to Lilly. All payments owed by BCGT to Lilly under this Agreement will (except as otherwise provided in this Agreement) be due sixty (60) days after the event that triggered such obligation and will be made by wire transfer in a single payment to a bank account designated by Lilly.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(c)

Late Payment. Any amount required to be paid by BCGT hereunder which is not paid on the date due shall bear interest at a rate equal to [***] effective for the date that payment was due, as reported by The Wall Street Journal (New York edition). Such interest shall be computed on the basis of a year of 360 days for the actual number of days payment is delinquent. Payments shall be made in United States dollars except as otherwise mutually agreed to by BCGT and Lilly in writing.

7.8

Tax Withholding. The Parties agree in good faith to use reasonable efforts to obtain any available exemptions from withholding taxes and to assist each other in that regard. Any tax paid or required to be withheld by BCGT on behalf of Lilly on account of any royalties payable to Lilly under this Agreement will be deducted from the amount of royalties otherwise due. To the extent that BCGT is able to do so, BCGT will secure and send to Lilly proof of any such taxes withheld and paid by BCGT on behalf of Lilly, and will, at Lilly’s request, provide reasonable assistance to Lilly in recovering, or crediting, as applicable, such taxes. It is confirmed that Lilly shall use commercially reasonable efforts to enable BCGT to take advantage of any applicable legal provision or tax treaty with the object of paying the sums due to Lilly without imposing or withholding any tax.

7.9

Financial Records; Audits. During the term of this Agreement and for one (1) year thereafter, Lilly shall not more than once each year have the right to have an independent certified public accountant firm reasonably acceptable to BCGT inspect/audit records for solely the one year immediately preceding such audit for the purpose of determining the accuracy of royalty payments. During normal business hours and with at least sixty (60) days’ notice from Lilly to BCGT, such records will be made available for inspection, review and audit, by such independent certified public accountant selected by Lilly and approved by BCGT , such approval not to be unreasonably withheld for the purpose of verifying the accuracy of accounting reports and payments pursuant to this Agreement. Lilly shall submit an audit plan, including audit scope, to BCGT for BCGT’s approval, which shall not be unreasonably withheld, prior to audit implementation. Such auditor will be required to enter into a confidentiality agreement with BCGT or the relevant BioNTech Company prior to performing the audit. The auditor will not be retained on a contingent fee basis or similar outcome incentive fee-based arrangement. Such audit shall be limited to verifying the accuracy of the

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payments. Only the auditor’s determination of the amounts of Net Sales and royalties due and payable will be transmitted to Lilly and BCGT. Such audits may not be performed by Lilly more than once per Calendar Year and each period can only be audited once. All costs and expenses incurred in performing any such audit will be paid by Lilly unless the audit discloses at least [***] shortfall that exceeds at least [***], in which case BCGTwill bear all reasonable costs and expenses of the audit. Lilly will be entitled to recover any shortfall in payments as determined by such audit. Similarly, if the audit reveals an overpayment, BCGT will be entitled to recover such overpayment as determined by such audit as actually received by Lilly. If the audit determined that additional royalties are owed, or that royalties were overpaid, during such audited period, BCGT will pay Lilly the additional royalties, or as to any overpaid royalties, BCGT shall deduct/offset such overpayment from future amounts owed to Lilly under this Agreement commencing in the Calendar Quarter following such audit provided that if no further amounts are owed by BCGT under this Agreement in amounts sufficient to cover the overpayment, then Lilly shall pay BCGT any remaining balance of the overpaid royalties within sixty (60) days of Lilly’s receipt of notice to such effect from BCGT.

7.10

Annual Summary Development Report. Until the earlier of: (a) any BioNTech Company commercially launches a BioNTech Product; or (b) ten (10) years after the expiration of the Research Term, BCGT will provide Lilly with an annual report summarizing the development stage of any BioNTech Products (excluding any RNA products until such time that any RNA product has achieved First Dosing in Phase III) that it or a BioNTech Company is developing.

7.11

No Refund. All payments to be made by BCGT to Lilly under this Article 7 are non-refundable upon expiration or termination of this Agreement for any reason whatsoever. Notwithstanding the foregoing, nothing contained in this Section 7.11 is intended in any way to limit BCGT to bring any action or claim against Lilly in law or equity for damages that may reflect or be calculated based on payments made to Lilly under this Article 7.

7.12

Lilly Option to Enter Into Gastric Cancer Collaboration. BioNTech and BCGT hereby grant to Lilly an exclusive option to enter into a collaboration and license arrangement with BioNTech and BCGT focused on gastric (stomach) cancer substantially similar to the collaboration described in this Agreement (“Gastric Cancer Option”) and during the Option Exercise Period, BionTech and BCGT (and its Affiliates) shall not grant or otherwise

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convey any intellectual property rights to any Third Party that could reasonably conflict with such Gastric Cancer Option. Lilly may, in its sole discretion, at any time commencing on the Effective Date and ending two (2) years thereafter (“Option Exercise Period”), exercise the Gastric Cancer Option by providing BCGT or BioNTech with written notice of the same. Upon BCGT’s or BioNTech’s receipt of such written notice, as applicable, the Parties shall within thirty (30) days thereafter enter into an agreement independent of this Agreement effective as of such date (the “Gastric Cancer Agreement”) that will have the identical terms and conditions applied mutatis mutandis to a gastric cancer collaboration as opposed to NSCLC collaboration except that: (i) the [***] described in [***] shall only be [***] and (ii) the Research Plan and other schedules will be modified mutatis mutandis to reflect the focus on gastric cancer (as opposed to NSCLC) and new effective date of the Gastric Cancer Agreement. Moreover, upon the execution of the Gastric Cancer Agreement (if and only if Lilly exercises the Gastric Cancer Option), additional shares of BCGT capital stock will be issued to Eli Lilly Nederland B.V., as agreed in Section 9.5 of the Shareholder Agreement between Eli Lilly Nederland B.V., BCGT and BioNTech, dated May 11, 2015. Such issuance of additional shares shall be based on the pre-money valuation of BCGT of [***] and the investment of Eli Lilly Nederland B.V. shall amount to [***].

ARTICLE 8

INTELLECTUAL PROPERTY AND PATENT RIGHTS

8.1	Intellectual Property Ownership.

(a)	Background IP. Each Party shall remain the sole owner of its respective Background IP and; therefore, shall retain all rights, title and interest therein.

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(b)

Collaboration IP. Except for Collaboration IP that is an improvement to Background IP which shall be owned by the owner of the particular Background IP at issue, ownership of all other Collaboration IP shall be determined in accordance with the laws of inventorship of the United States Patent Law. Accordingly:

(i)

Improvements. Each Party shall solely own Collaboration IP that is an improvement in and to their respective Background IP (hereinafter, improvements of Lilly’s Background IP shall be referred to as “Lilly Improvements” and improvements of BioNTech Companies Background IP shall be referred to as “BioNTech Improvements”);

(ii)

Lilly Sole Inventions. Lilly shall solely own all right, title and interest in and to that Collaboration IP which Lilly solely creates or develops except of BioNTech Improvements which Lilly hereby assigns to BCGT (“Lilly Sole Inventions”);

(iii)

BioNTech Sole Inventions. BCGT shall solely own all right, title and interest in and to that Collaboration IP which BioNTech Companies solely create or develop except for Lilly Improvements which BCGT hereby assigns to Lilly (“BioNTech Sole Inventions”); and

(iv)

Joint Collaboration IP. The Parties shall jointly own all right, title and interest in and to the Collaboration IP which the Parties jointly create or develop except for Lilly Improvements and BioNTech Improvements which shall be owned by Lilly and BCGT respectively as described above in this Section 8.1 of this Agreement (“Joint Collaboration IP”), subject to Section 3.10.

8.2

Patent Prosecution by BCGT. BCGT and its Affiliates will be responsible, at its own cost, for preparing, filing, prosecuting and maintaining (and conducting any interferences, re-examinations, reissues and oppositions relating to such Patents, hereinafter collectively referred to as “Prosecution”, “Prosecuting” or “Prosecuted”) all Patents covering or claiming the BioNTech Companies Background IP, BioNTech Improvements, BioNTech Sole Inventions and Joint Collaboration IP (except for inventions related to any Selected Target Platform Products or Lilly Non-Platform Products including, without limitation, the Exploitation thereof, hereinafter, the “Lilly Product Inventions”). BCGT and its Affiliates will use Commercially Reasonable Efforts to seek patent protection on all such BioNTech Companies Background IP, BioNTech Improvements, BioNTech Sole Inventions and Joint Collaboration IP (except for any Lilly Product Inventions) Lilly acknowledges and agrees that (a) neither BCGT nor any of its Affiliates will have any liability of any kind relating to Prosecution as provided in this Section 8.2 provided that BCGT and its Affiliates use Commercially Reasonable Efforts in connection thereto; and (b) BCGT and its

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Affiliates have the right to cease all activities relating to the Prosecution as provided in this Section 8.2 for any reason, including if BCGT or its Affiliates question the patentability of such Patents. Furthermore, notwithstanding the foregoing, the Parties agree, except as the Parties subsequently mutually agree in writing to the contrary, that none of the Parties (nor their respective Affiliates) will Prosecute any Patents on New Targets discovered, identified or otherwise generated under the Research Program until such New Target becomes a Discontinued Target (in which case, BioNTech shall be free to Prosecute on such Discontinued Target in accordance with Section 3.10) or a Selected Target (in which case Lilly shall be free to Prosecute on such Selected Target pursuant to the terms of this Agreement).

8.3

Patent Prosecution by Lilly. Lilly will be responsible, at its own cost, for Prosecution of all Patents covering or claiming the Lilly Background IP, Lilly Improvements, Lilly Sole Inventions and Lilly Product Inventions. Lilly will use Commercially Reasonable Efforts to seek patent protection on all Lilly Background IP, Lilly Improvements, Lilly Sole Inventions and Lilly Product Inventions. BioNTech and BCGT acknowledge and agree that (a) neither Lilly nor any of its Affiliates will have any liability of any kind relating to Prosecution as provided in this Section 8.3 provided that Lilly and its Affiliates use Commercially Reasonable Efforts in connection thereto; and (b) Lilly and its Affiliates have the right to cease all activities relating to Prosecution as provided in this Section 8.3 for any reason, including if Lilly or its Affiliate questions the patentability of such Patents.

8.4

Cooperation; Request to Prosecuting Party. During the Research Program and Development Program, each of Lilly and BCGT will keep each other fully informed as to the status of patent matters described in Section 8.2 and 8.3 including, without limitation, giving the non-Prosecuting Party, before filing, a reasonable opportunity to comment on the contents of Prosecution and such Prosecuting Party will consider in good faith reasonable comments provided by the non-Prosecuting Party. Moreover, during the Research Program, Lilly and BCGT will each reasonably cooperate with and assist the other at its own expense in connection with such Prosecution activities, at the Prosecuting Party’s request.

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8.5	Third Party Infringement.

(a)

Patents. The Party (and its respective Affiliate) that is the Prosecuting Party for a particular Patent(s) under Sections 8.2 or 8.3 shall have the first right (“First Party”), but not the obligation, to initiate legal action to enforce all such Patents against infringement or misappropriation (including interferences, reexaminations and oppositions) by Third Parties or defend any declaratory judgment action relating thereto at its sole expense. [***].

(b)

Failure to Enforce. If within thirty (30) days (or, upon written request by the First Party, such longer period as BCGT and Lilly may agree to in writing; such agreement not to be unreasonably withheld) following receipt of written notice of an infringement or misappropriation of a Patent (or written notice of a declaratory judgment action alleging invalidity or unenforceability of such Patent), the First Party fails to take action to halt such alleged infringement or misappropriation or defend such a declaratory judgment action (either by itself or through its Affiliates), then the other Party (or its Affiliates) may, at its expense, take such legal action as it deems appropriate, in its own name, to halt such an alleged infringement or misappropriation (including interferences, reexaminations and oppositions) or defend such a declaratory judgment action. [***].

(c)

No Settlement Without Consent. Neither Party will enter into any settlement of any Claim under Section 8.5 that admits or concedes that any aspect of any Patent licensed under Article 5 of this Agreement is invalid or unenforceable without the prior written consent of the other Party; such consent not to be unreasonably withheld.

(d)

Cooperation. Each Party will keep the other reasonably informed of the progress of any Claim subject to this Section 8.5 and cooperate reasonably in connection with such activities at the request and expense of the Party involved in such claim, suit or proceeding.

(e)

Division of Recoveries. Any recovery obtained by either or both Lilly and BCGT (or any of their respective Affiliates) in connection with or as a result of any action contemplated by this Section 8.5 involving Products or BioNTech Products, whether by settlement or otherwise, shall be shared in order as follows:

(i)	the Party which (either by itself or through its Affiliates) initiated and prosecuted the action shall recoup all of its and its Affiliates costs and expenses incurred in connection with the action;

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(ii)	the other Party shall then, to the extent possible, recover its and its Affiliates costs and expenses incurred in connection with the action; and

(iii)

the portion of any recovery remaining, whether by settlement or judgment, that is allocable to an infringement shall be apportioned between Lilly and BCGT in the same proportion that each would have been entitled to if such amount was deemed to be Net Sales under this Agreement from the product(s) at issue [***].

(f)

With respect to Background IP, this Section 9.5 shall only apply to the extent the relevant enforcement relates to activities which have been exclusively licensed by the First Party to the other Party under this Agreement.

8.6	Defense of Infringement Claims. [***]

8.7

Patent Term Extensions. Lilly and BCGT will cooperate with each other in gaining patent term extension where applicable to Products. In the event Lilly and BCGT cannot agree with respect to patent term extension decisions pertaining to Patents claiming or covering Products, then Lilly shall make the decision, with the exception of BioNTech Products, with respect to which BCGT shall make the decision.

ARTICLE 9

CONFIDENTIAL INFORMATION

9.1

Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for [***] thereafter, the receiving Party will keep confidential and will not publish or otherwise disclose or use for any purpose any and all information or materials related to the activities contemplated hereunder that is furnished to it by the other Party pursuant to this Agreement (collectively, “Confidential Information”). Notwithstanding the foregoing, Confidential Information will not include any information to the extent that it can be established by written documentation (or other equivalent evidence) by the receiving Party that such information:

(a)

was obtained or was already known by the receiving Party or its Affiliates without obligation of confidentiality as a result of disclosure from a Third Party that the receiving Party did not know was under an obligation of confidentiality to the disclosing Party with respect to such information;

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(b)

was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party through no act or omission of the receiving Party or its Affiliates in breach of this Agreement;

(c)

became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party or its Affiliates in breach of this Agreement; or

(d)	was independently discovered or developed by the receiving Party or its Affiliates (without reference to or use of Confidential Information of the disclosing Party); or

(e)	is obtained by recipient from a Third Party that has not breached any obligations of confidentiality.

9.2	Authorized Disclosure. Except as expressly provided otherwise in this Agreement (including Section 9.3), each Party may use and disclose Confidential Information of the other Party solely as follows:

(a)

as reasonably necessary or useful in conducting the activities contemplated, or exercising rights (including Exploitation of the licenses granted under Article 5) or performing obligations, under this Agreement;

(b)

to the extent such disclosure is to a Governmental Authority, as reasonably necessary in filing or prosecuting patent, copyright and trademark applications in accordance with this Agreement, prosecuting or defending litigation in accordance with this Agreement, complying with applicable governmental regulations with respect to performance under this Agreement (including, any disclosure made by each Party in connection with any applicable tax and/or regulatory filing). or as otherwise required by applicable Law; provided, that if a Party is required by applicable Law to make any such disclosure of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, in the case of each of the foregoing exceptions pursuant to this subsection (b), will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed;

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(c)

to advisors (including lawyers and accountants) and potential financial investors and their advisors (excluding investors (and advisors thereto) that are pharmaceutical companies, biotech companies and other companies in the business of developing and/or commercializing pharmaceutical products hereinafter referred to as “Pharmaceutical Companies”) in a Party or its Affiliates, in each case on a need to know basis in support of the purposes of this Agreement and/or for the purpose of evaluating a potential investment in the disclosing Party or its Affiliates, in each case under appropriate confidentiality provisions or professional standards of confidentiality substantially equivalent to those of this Agreement. In the case of Pharmaceutical Companies as a potential investor (and their advisors) in a Party or its Affiliates the only Confidential Information that may be disclosed under this Agreement are the provisions of this Agreement but only under appropriate confidentiality provisions that are substantially equivalent to those of this Agreement; and

(d)	to the extent mutually agreed to by the Parties.

9.3	Deemed Confidential Information.

(a)

Agreement Provisions. The Parties agree that the terms and conditions of this Agreement will be Confidential Information of each Party, and such terms and conditions will not be disclosed, except as otherwise permitted under Section 9.2(b), (c) and (d) (including disclosure of a redacted version of this Agreement in a relevant SEC filing or in response to the rules or guidance of the United States Internal Revenue Service and/or taxing authority). Notwithstanding the foregoing, with respect to complying with the disclosure requirements of any Governmental Authority in connection with any required filing of this Agreement, the Parties will consult with one another concerning which terms of this Agreement will be requested to be redacted in any public disclosure of this Agreement, and in any event each Party will seek reasonable confidential treatment for any public disclosure by any such Governmental Authority.

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(b)

Platform Product, Selected Target and New Target Information. Any information disclosed under this Agreement to the extent pertaining to Platform Product shall be deemed to be Lilly Confidential Information regardless of which Party (or its Affiliates) discloses such information. Any information disclosed under this Agreement to the extent such information pertains to Selected Targets and New Targets shall be deemed to be joint Confidential Information and, therefore, neither Party (or its Affiliates) shall disclose or use such information except as otherwise permitted under this Agreement.

9.4

Subcontracting and Confidentiality. Either Party shall be entitled to use qualified Affiliates and Third Party subcontractors to perform activities delegated to such Party under this Agreement, subject, during the Research Program, to such policies and limitations as may be established by the JSC from time to time and subject (for Third Party subcontractors only) to the approval by the JSC of the particular subcontractor to perform key activities specifically described in a Research Plan. Any such subcontractor is and shall be, to the maximum practicable extent, subject to obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in Article 9 and is obligated to assign to the Party engaging such subcontractor any inventions made by it arising out of the performance of its duties. Moreover, the Party hiring such subcontractor shall secure all appropriate covenants, obligations and rights from any such subcontractor to ensure that such subcontractor complies with all of such hiring-Party’s covenants and obligations to the other Party under this Agreement that are applicable to such subcontractor. Each Party shall remain responsible and liable for the performance by its subcontractors of its obligations under this Agreement and for its negligence in the supervision of any such subcontractor.

9.5.

Unauthorized Disclosure of Confidential Information. Each Party shall have, or establish within [***] following the Effective Date, a documented response plan in place for any disclosure of Confidential Information that is not authorized or otherwise permitted under this Agreement. Such plan shall include considerations of, among other things, notification, remediation and retrieval. In the event there is an unauthorized disclosure of Confidential Information involving a particular Party, then such Party shall promptly (and in no event later than [***]) notify the other Party, in writing, of such unauthorized disclosure.

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9.6

Publications. Except as permitted under Section 9.7 or otherwise required by applicable Law and without limiting any other obligation under this Agreement, during the Agreement Term BCGT and Lilly shall not, and shall ensure that its Affiliates will not, publish any information relating to Products and/or Selected Targets without the prior written consent of the respective other Party. The Party intending to make the publication shall submit to the respective other Party for it’s written approval (which approval shall not be unreasonably withheld) any publication or presentation (including in any seminars, symposia or otherwise) of information related directly or indirectly to the Products or Selected Targets for review and approval at least [***] prior to submission for the proposed date of publication or presentation.

9.7

Product Publications Post Phase II Clinical Trial. During the Agreement Term (and notwithstanding anything to the contrary in this Agreement, including Section 9.6 of this Agreement) and solely after the commencement of First Dosing in Phase III for a particular Product, the Party that Controls such Product may publish any information relating to such Product or Selected Target pertaining to such Product without the prior written consent of the other Party.

9.8

Residual Knowledge. Except to the extent BioNTech Companies have granted exclusive rights to Lilly under Section 5.1, neither Party shall be restricted under this Agreement from using, outside the scope of this collaboration and for any purpose, any Know-How or Confidential Information of the other Party solely to the extent such Know-How or Confidential Information has been retained (without intentional memorization) in intangible form in the minds of such Party’s employees (or its Affiliates’ employees) who have had access to such Know-How or Confidential Information pursuant to the terms of this Agreement and without reference to any tangible copies of such Know-How or Confidential Information provided that such Party’s use of such Know-How or Confidential Information is on an “as is, where is” basis, with all faults and all representations and warranties disclaimed and at such Party’s sole risk. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 9.7 shall, or shall be interpreted to, grant any license to or under any Patents. Furthermore, notwithstanding anything to the contrary in this Agreement, except to the extent BioNTech Companies have granted exclusive rights to Lilly under Section 5.1 or any BioNTech Company has otherwise agreed under Section 3.7, neither Party is forfeiting any rights that each may have to perform research activities in compliance with 35 U.S.C. § 271(e)(1) or any experimental or research use exemption that may apply in any country.

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9.9

Collaboration IP Data Storage. The Parties shall utilize a mutually agreed upon IT solution meeting Lilly Internal Compliance Codes relating to the protection of confidential information, to store and maintain Collaboration IP.

ARTICLE 10

REPRESENTATIONS; WARRANTIES

10.1	Representations and Warranties of All Parties. Each Party represents and warrants to the respective other Parties, as of the Effective Date, that:

(a)

Valid Existence. Such Party is a validly existing entity and in good standing under the Laws of the jurisdiction of its incorporation or organization and has full power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)	Necessary Action. Such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)

Duly Executed. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to (i) the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights of creditors and (ii) the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

(d)

Not in Conflict. The execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party, including the grant of rights to the other Party(ies) pursuant to this Agreement, will not: (i) conflict with, or result in any violation of or default under, any agreement, instrument or understanding, oral or written, to which it or any Affiliate is a party or by which it or any Affiliate is bound; (ii) conflict with any rights granted by such Party to any other Third Party or breach any obligation that such Party has to any Third Party; or (iii) violate any provision of any applicable Law; and

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(e)

Existence of New Targets. Each Party reasonably believes that competent and reliable scientific evidence exist to suggest that a sufficient number of Targets are likely to exist that would be considered New Targets so as to reasonably meet the objective of providing five Lead Data Packages for five New Targets as described in Section 3.10 of this Agreement.

10.2	Representations of BCGT and BioNTech. BCGT and BioNTech represent and warrant to Lilly, as of the Effective Date, that:

(a)	Control of IP Rights. To the best of their knowledge and belief, the BioNTech Companies Control all rights to the intellectual property of BioNTech Companies licensed under this Agreement;

(b)

Assertions and Pending Actions. The BioNTech Companies are not aware of any notice from any Third Party asserting any ownership rights to any Know-How or Patents Controlled by BioNTech Companies other than as disclosed in Schedule 10.2; and the BioNTech Companies are not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that any BioNTech Company is infringing or has misappropriated or otherwise is violating any patent, trade secret or other proprietary right of any Third Party as would reasonably be expected to result in a material adverse effect upon the ability of BCGT and/or BioNTech to fulfill any of its obligations under this Agreement;

(c)

No Other Grant or Encumbrance. The BioNTech Companies have not granted any right or license or other encumbrance of any kind to any Third Party relating to the intellectual property of the BioNTech Companies described under this Agreement that conflicts with any of the rights or licenses granted to Lilly hereunder;

(d)

Right, Power and Authority. BCGT and BioNTech have all right, power and authority to conduct their respective activities under this Agreement and to fulfill their obligations (including, without limitation, any license granted hereunder) under this Agreement and have, or will in the course of the Research Program, obtain all necessary consents and authorizations, including those from patients as part of the Research Program, and enter into all necessary further agreements to provide Lilly with access to and use of the data and materials as described in this Agreement and for the purposes set forth in this Agreement; and

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(f)

No Claims. There are no claims, actions, or proceedings pending or, to any BioNTech Company’s knowledge, threatened (nor are there any formal inquiries or notices that may lead to the institution of any such legal proceedings) against any BioNTech Company or its properties, assets or business, which if adversely decided, would, individually or in the aggregate, have a material adverse effect on, or prevent any BioNTech Company’s ability to conduct the Research Program with Lilly or to grant the licenses or rights to Lilly under this Agreement.

10.3

BioNTech Jointly and Severally Liable for BCGT. To the extent BCGT (or any of its subcontractors including its Affiliates) breaches any representation or warranty or does not satisfy any of its obligations or responsibilities under the terms of this Agreement, BioNTech agrees to be jointly and severally liable for any such breach or lack of compliance including, without limitation, any breach of any royalty, indemnification or other representation/obligation under this Agreement.

10.4

DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE OR THAT THEIR EXERCISE DOES NOT INFRINGE ANY PATENT RIGHTS OF THIRD PARTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 11

INDEMNIFICATION

11.1

Indemnification by Lilly. Lilly will indemnify, defend and hold harmless BCGT and its Affiliates and their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, claims, costs and expenses including the reasonable fees of attorneys and other professionals (collectively “Losses”), arising out of or resulting from any and all Third Party Claims based upon:

(a)

the negligent or reckless acts or omissions or the willful misconduct of Lilly or its Affiliates and its or their respective directors, officers, employees and agents, in connection with Lilly’s performance of its obligations or exercise of its rights under this Agreement;

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NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(b)	the development or commercialization of any Products by Lilly or its Affiliates or Sublicensees; or

(c)	any breach of any representation, warranty or covenant made by Lilly under Article 10;

except, in each case above, to the extent any such Claim arose out of or resulted from or is attributable to the negligent or reckless acts or omissions or the willful misconduct of BCGT or its Affiliates, and its or their respective directors, officers, employees and agents (including their Sublicensees and subcontractors) or to the extent any such Claim is subject to indemnification by BioNTech and/or BCGT as set forth in Section 11.2 below.

11.2

Indemnification by BCGT and BioNTech. BCGT and BioNTech will indemnify, defend and hold harmless Lilly and its Affiliates, and their respective directors, officers, employees and agents, from and against any and all Losses, arising out of or resulting from any and all Third Party Claims based upon:

(a)

the negligent or reckless acts or omissions or the willful misconduct of BioNTech Companies and their respective directors, officers, employees and agents, in connection with BCGT’s or BioNTech’s performance of their respective obligations or exercise of their respective rights under this Agreement;

(b)	the development or commercialization of any BioNTech Products by BioNTech Companies or their Sublicensees; or

(c)

any breach of any representation, warranty or covenant made by BCGT or BioNTech under Article 10 or otherwise under this Agreement; except, in each case above, to the extent any such Claim arose out of or resulted from or is attributable to the negligent or reckless acts or omissions or the willful misconduct of Lilly or its Affiliates, and its or their respective directors, officers, employees and agents (including their Sublicensees and subcontractors) or to the extent any such Claim is subject to indemnification by Lilly as set forth in Section 11.1 above.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

11.3

Procedure. In the event that any Person (an “Indemnitee”) entitled to indemnification under Sections 11.1 or 11.2 is seeking such indemnification, such Indemnitee will: (i) inform, in writing, the indemnifying Party of the Claim as soon as reasonably practicable after such Indemnitee receives notice of such Claim; (ii) permit the indemnifying Party to assume direction and control of the defense of the Claim (including the sole right to settle it at the sole discretion of the indemnifying Party; provided that such settlement does not impose any obligation on, or otherwise adversely affect, the Indemnitee or other Party); (iii) cooperate as requested (at the expense of the indemnifying Party) in the defense of the Claim; and (iv) undertake all reasonable steps to mitigate any loss, damage or expense with respect to the Claim(s). Notwithstanding the foregoing, the Indemnitee may retain separate co-counsel reasonably acceptable to the indemnifying Party at its sole cost and expense and participate in the defense of the applicable Claim for which the indemnifying Party has assumed control.

11.4

BCGT’s Insurance. BCGT, at its own expense, shall maintain liability insurance in an amount adequate to cover its activities under this Agreement during the Agreement Term. BCGT shall provide a certificate of insurance evidencing such coverage to Lilly upon request.

ARTICLE 12

TERM AND TERMINATION

12.1

Agreement Term. Subject to the notarization of the Investment Agreement, this Agreement will become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this Article 12, will expire upon the later of the following:

(a)

No Development Program Election. Upon expiration of the Research Term, if Lilly has not elected to pursue a Development Program for Products Directed To a Selected Target as described in Section 3.10 of this Agreement;

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(b)

No Royalty Obligations Remain in a Particular Country. On a Product-by-Product, BioNTech Product-by-BioNTech Product and country-by-country, basis until the expiration of all of each Party’s royalty payment obligations under this Agreement with respect to all Products or BioNTech Products (as applicable) in such country as described in Sections 6.6(c) (Royalty Term for Royalties owed to BCGT, if any) and 7.2(c) (Royalty Term for Royalties owed to Lilly, if any) of this Agreement; and

(c)

No Royalty Obligations Remain in any Country. In its entirety upon the expiration of all royalty payment obligations under this Agreement with respect to the last Product and BioNTech Product in all countries in the Territory as described in Sections 6.6(c) (Royalty Term for Royalties owed to BCGT, if any) (Royalty Term for Royalties owed to Lilly, if any) and 7.2(c) of this Agreement

The period from the Effective Date to the expiration of the entire Agreement pursuant to this Section 12.1 or termination pursuant to Section 12.2 will be the “Agreement Term”.

12.2

Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, this Agreement may be terminated in its entirety or in part by either Party (provided that (i) any termination by BioNTech or BCGT can only be exercised jointly by BioNTech and BCGT and (ii) any termination by Lilly can only be exercised against BCGT and BioNTech jointly) through written notice to the respective other Party(ies) as follows:

(a)

Material Breach. Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it at Law or in equity, terminate this Agreement in its entirety in the event the other Party (the “Breaching Party”) has committed a Material Breach and such Material Breach has continued and/or remained uncured for ninety (90) days, after written notice thereof was provided to the Breaching Party by the Non-Breaching Party. The right of either Party to terminate this Agreement as provided in this Section 12.2(a) will not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default. A “Material Breach” means a default in the performance of or failure to be in compliance with any material term, covenant or representation of this Agreement. Notwithstanding the foregoing, in the event of a good faith dispute as to whether performance has been made by either Party pursuant to this

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Agreement, including any good faith dispute as to payments due under this Agreement, the relevant cure period with respect thereto will be tolled pending resolution of such dispute in accordance with Section 14.2; provided, that if such dispute relates to payment, the cure period will only apply with respect to payment of disputed amounts, and not with respect to undisputed amounts.

(b)

Lilly Voluntary Right to Terminate this Agreement. Following the Research Term, Lilly shall have the right to terminate this Agreement in its entirety, in its sole discretion, with or without reason, by giving thirty (30) days advance written notice to the other Party.

(c)	Termination for Insolvency.

(i)

Insolvency. Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within ninety (90) days after the filing thereof, or if the other Party proposes or is a party to any dissolution or liquidation, or if the other Party makes an assignment of substantially all of its assets for the benefit of creditors.

(ii)

Licenses to Rights to Intellectual Property. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (1) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (2) if not delivered under clause (1) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

12.3	Consequences of Termination.

(a)

General. In the event of any termination of this Agreement pursuant to Section 12.2 all rights and obligations of the Parties hereunder shall terminate on the relevant termination effective date, unless otherwise set forth in this Section 12.3, Section 12.4 or elsewhere in this Agreement.

(b)

Voluntary termination by Lilly or termination by BCGT and BioNTech for breach or insolvency of Lilly. In the event of any termination by Lilly pursuant to Section 12.2(b) or by BCGT and BioNTech pursuant to Sections 12.2(a) or [***].

(c)	Termination by Lilly for material breach or insolvency of BCGT or BioNTech. In the event of any termination pursuant to Section 12.2(a) or (c) by Lilly, [***].

12.4	Accrued Rights and Obligations; Survival.

(a)

Accrued Rights. Termination, relinquishment or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of any Party prior to such termination, relinquishment or expiration including, without limitation, the payment obligations under Article 6 hereof and any and all damages arising from any breach hereunder. Such termination, relinquishment or expiration will not relieve any Party from obligations which are expressly indicated under this Section 12.4 to survive termination or expiration of this Agreement.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

(b)

Survival. The provisions of Articles 1 (for interpretation purposes only), 5 (but only to the extent described in 12.3 and 12.4(a)), 6 (but only to the extent described in 12.3 and 12.4(a)), 7 (but only to the extent described in 12.3 and 12.4(a)), 8.1 (unless otherwise provided in Section 12.3), 9, 10, 11.1 to 11.3 and 12 (but only to the extent applicable to the particular termination at issue) will survive the expiration or termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the respective duration stated therein, and where no duration is stated, will survive indefinitely. Upon expiration of this Agreement the licenses granted under 5.1(b) and (c) of this Agreement shall become a non-exclusive perpetual, irrevocable, fully paid-up, royalty-free, right and license, with the right to grant sublicenses.

ARTICLE 13

COMPLIANCE

13.1	Compliance with this Agreement. Each of the Parties shall, and shall cause their respective Affiliates to, comply in all material respects with the terms of this Agreement.

13.2

Compliance with Applicable Laws. Each of the Parties shall, and shall cause their respective Affiliates to, conduct all activities under this Agreement in such a manner as to comply in all material respects with all applicable Laws.

13.3

Compliance with Party Specific Regulations. During the Agreement Term, the Parties agree to cooperate with each other as may reasonably be required to ensure that each is able to fully meet its obligations with respect to the Party Specific Regulations applicable to it. Neither Party shall be obligated to pursue any course of conduct that would result in such Party being in material breach of any Party Specific Regulation applicable to it. All Party Specific Regulations are binding only in accordance with their terms and only upon the Party to which they relate.

13.4

Compliance with Internal Compliance Codes. All Internal Compliance Codes shall apply only to the Party to which they relate. During the Research Program, the Parties agree to cooperate with each other to help insure that each Party is able to comply with the substance of its respective Internal Compliance Codes and, to the extent practicable, to operate in a manner consistent with its usual Compliance related processes.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

13.5

Responsibility for Compliance; Disputes Regarding Compliance Matters. During the Research Program, each Party is solely responsible to ensure Compliance by it and its Affiliates. With respect to joint activities, in the event of any conflict between the Parties as to how to ensure Compliance that the Parties are unable to resolve, the issue will be brought before the JSC for resolution.

13.6

Anti-Bribery Commitments. Without limiting the other obligations of the Parties set forth in this Section, in connection with any activities of the Parties under this Agreement, the Parties confirm that they have not given, offered, promised, or authorized, and will not give, offer, promise, or authorize, any payment, benefit, or gift of money or anything else of value, directly or through a third party, to (a) any Government or Public Official, as defined below; (b) any political party, party official or candidate for public or political office; (c) any person while knowing or having reason to know that all or a portion of the value will be given, offered or promised, directly or indirectly, to anyone describe in terms (a) or (b) above; or (c) any owner, director, employee, representative or agent of any actual or potential customer of the Parties, for purposes of influencing any act or decision of such individual in his official capacity, inducing such individual to do or omit to do any act in violation of the individual’s duty, inducing the individual to use the individual’s official influence with a government to affect or influence an act or decision of the government, or to secure any improper advantage in order to assist in obtaining or retaining business. The Parties shall comply with all applicable anti-bribery laws of any jurisdiction, including any record keeping requirements of such laws, in the Countries where the Parties have their principal places of business and where they conduct any activities under this Agreement. For the purposes of this Section, “Government or Public Official” means any officer or employee or anyone acting in an official capacity on behalf of: a government or any department or agency thereof; a public international organization (such as the United Nations, the International Monetary Fund, the International Red Cross, and the World Health Organization), or any department, agency or institution thereof; or a government-owned or controlled company, institution, or other entity, including a government-owned hospital or university.

13.7

Privacy. In order to help ensure compliance with applicable Laws related to protection of personally identifiable information, prior to transfer of any such information from one Party to another Party, the Parties shall agree upon any necessary procedures for the protection of such transferred information.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

ARTICLE 14

MISCELLANEOUS

14.1

Public Announcements. Except as may be expressly permitted under this Section 14.1 or required by applicable Laws or the rules of any stock exchange, or pursuant to Sections 9.4 and 9.5, neither Party will make any public announcement of any information regarding this Agreement or any activities under this Agreement without the prior written approval of the other Parties, which approval will not be unreasonably withheld or delayed. Each Party will submit to the other Parties any proposed announcements at least [***] prior to the intended date of publication of such announcement to permit review. Once any statement is approved for disclosure by the Parties or information is otherwise made public in accordance with the preceding sentence, either Party may make a subsequent public disclosure of the specific contents of such statement without further approval of the other Parties.

14.2

Dispute Resolution During Research Program. The Parties will try to settle their differences amicably between themselves. Except for a controversy related to matters and decisions under this Agreement involving the Research Program and the Development Program which shall be resolved and decided in accordance with Section 3.3 and 4.3, respectively, all other controversies under this Agreement (e.g., claims arising out of or relating to the performance or alleged non-performance of a Party of its obligations under this Agreement) (a “Dispute”), a Party may notify the other Parties in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to the Chief Executive Officer of BCGT, or their designated appointee, the Chief Executive Officer of BioNTech, or their designated appointee, and the Executive Vice President Science and Technology and President Lilly Research Laboratories or their designated appointee (collectively, the “Executive Officers”), for resolution. The Executive Officers will speak promptly to discuss the matter submitted and to determine a resolution. If the Executive Officers are unable to determine a resolution in a timely manner, which will in no case be more than thirty (30) days after the matter was referred to them, then the Parties may assert any remedy available under Law or equity.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

14.3

Assignment. This Agreement will not be assignable by either Party to any Third Party without the written consent of the other Parties hereto. Notwithstanding the foregoing, either Party may assign this Agreement, without the consent of the other Parties, to an Affiliate or to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains (whether by merger, reorganization, acquisition, sale or otherwise), and agrees in writing to be bound by the terms and conditions of this Agreement. Any assignment in violation of this provision is void and without effect.

14.4

Binding Agreement. This Agreement, and the terms and conditions hereof, will be binding upon and will inure to the benefit of the Parties and their respective successors, heirs, administrators and permitted assigns.

14.5

Force Majeure. No Party will be held liable or responsible to the other Parties nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, “force majeure” is defined as causes beyond the control of the Party, including, without limitation, acts of God; Laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In the event of force majeure, BCGT or Lilly, as the case may be, will immediately notify the respective other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as such Party is so disabled, up to a maximum of one hundred twenty(120) days, after which time the Party not affected by the force majeure may terminate this Agreement. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

14.6

Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), or overnight express courier service (signature required), prepaid, to the Party(ies) for which such notice is intended, at the address set forth for such Party below:

If to BCGT,

Addressed to:   BioNTech Cell & Gene Therapies GmbH

An der Goldgrube 12

55131 Mainz

Germany

Attention: COO

Tel.: +49-6131-9084-0

Fax: +49-6131-9084-390

If to BioNTech,

Addressed to:   BioNTech AG

An der Goldgrube 12

55131 Mainz

Germany

Attention: COO

Tel.: +49-6131-9084-0

Fax: +49-6131-9084-390

If to Lilly,

Addressed to:   Eli Lilly and Company

[***]

Attention: [***]

With copy to:

Eli Lilly and Corporation

[***]

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be the fifth (5th) day after such notice or request was deposited with the postal service.

14.7

Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver of such condition or term or of another condition or term.

14.8

Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

14.9

Entire Agreement. This Agreement, including the schedules hereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties relating to the subject matter hereof except that the Parties agree on behalf of themselves and their respective Affiliates that the certain confidentiality agreements regarding confidential information between BioNTech and Lilly with the effective dates as of May 6, 2014 and September 26, 2014 (the “Prior CDAs”) (as such Prior CDAs relate to the subject matter hereunder) are hereby terminated and superseded by this Agreement and that all information disclosed under or pursuant to the Prior CDAs shall constitute Confidential Information disclosed pursuant to this Agreement and shall be subject to the terms of this Agreement. Moreover, there are no covenants,

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties relating to the subject matter hereof other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

14.10

Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for either of the other Parties. Neither Party has the authority to bind or obligate any other Party and neither Party will represent that it has such authority.

14.11	Headings. Headings used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

14.12

Use of Names. Except as otherwise provided herein, no Party will have any right, express or implied, to use in any manner the name or other designation of the other Parties or any other trade name, trademark or logos of the other Parties for any purpose in connection with the performance of this Agreement.

14.13

Construction and Interpretation of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. The definitions of the terms herein will apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The Parties each acknowledge that they have had the advice of counsel with respect to this Agreement, that this Agreement has been jointly drafted, and that no rule of

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

strict construction will be applied in the interpretation hereof. Unless the context requires otherwise: (i) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (iii) any reference to any applicable Law herein will be construed as referring to such applicable Law as from time to time enacted, repealed or amended; (iv) any reference herein to any person will be construed to include the person’s permitted successors and assigns; (v) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (vi) all references herein to Articles, Sections, or Schedules, unless otherwise specifically provided, will be construed to refer to Articles, Sections or Schedules of this Agreement; (vii) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging). This Agreement has been executed in English, and the English version of this Agreement will control.

14.14

Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures will be treated as original signatures.

14.15

Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.16

Jurisdiction. This Agreement shall be governed by, and interpreted in accordance with the laws of the state of New York, USA without reference to conflicts of laws principles. The validity of the intellectual property rights shall be subject to an evaluation under the law of the country in which the intellectual property rights were applied for or have been issued except in the case of bankruptcy or insolvency where the Parties agree that in accordance with Section 12.2(c) that they intend to have Section 365(n) of the U.S. Bankruptcy Code to the extent an analogous provision does not exist in such other country apply and govern under such circumstances. The Parties shall in good faith use their best efforts to resolve any disputes

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

relating to the validity, performance, construction or interpretation of this Agreement amicably. To the extent that the Parties are unable to resolve such disputes amicably on the working level, the relevant disputes shall first be escalated and attempted to be settled by the Executive Officers of the Parties. If all such attempts to achieve an amicable settlement should, against expectations, fail, such disputes shall be settled by final and binding arbitration according to the respective rules of the International Chamber of Commerce (ICC). Any such arbitration shall be held in New York, USA and conducted in the English language. Notwithstanding the forgoing, nothing contained in this Agreement will deny any Party the right to seek injunctive relief or other equitable relief from a court of competent jurisdiction applying the laws of the court in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any other ongoing proceeding.

[signature page follows;

remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Drug Discovery Research, Development and Commercialization Agreement to be executed by their duly authorized representatives as of the Effective Date.

BIONTECH CELL & GENE THERAPIES GMBH

BY:

Name:

Title:

BIONTECH AG

BY:

Name:

Title:

ELI LILLY AND COMPANY

BY:

Name:

Title:

Schedule 1

[***]

Schedule 3.2

[***]

Schedule 3.6

[***]

Schedule 10.2

[***]